LOAN AGREEMENT

                                      among

                  FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP
                      FSP WESLAYAN OAKS LIMITED PARTNERSHIP
                    ESSEX LANE ASSOCIATES LIMITED PARTNERSHIP
                  FSP APARTMENT PROPERTIES LIMITED PARTNERSHIP
                       FSP PARK SENECA LIMITED PARTNERSHIP
                       FSP SANTA CLARA LIMITED PARTNERSHIP
                     FSP PIEDMONT CENTER LIMITED PARTNERSHIP
                    ONE TECHNOLOGY DRIVE LIMITED PARTNERSHIP
                FSP NORTH ANDOVER OFFICE PARK LIMITED PARTNERSHIP

                                       and

                        OTHER BORROWERS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       and

                         CITIZENS BANK OF MASSACHUSETTS

                                February 23, 1999


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                                TABLE OF CONTENTS

Section
1.   BACKGROUND..............................................................1
     1.1      Definitions....................................................1
     1.2      Borrower.......................................................1
     1.3      Use of Proceeds................................................1
     1.4      Facility.......................................................1
2.   AGREEMENT TO MAKE LOAN..................................................1
     2.1      Agreement to Make Loan.........................................1
     2.2      Commitment to Borrow...........................................2
     2.3      Purpose of Loan................................................2
     2.4      Requests for Advances..........................................2
     2.5      The Loan Account...............................................4
     2.6      Establishment of Letter of Credits.............................5
     2.7      Effect of Honor of L/C's.......................................5
     2.8      Additional Provisions Relating to L/C's........................5
3.   THE NOTE 7
4.   FEES     ...............................................................8
5.   JOINDER DOCUMENTS.......................................................8
6.   CONDITIONS TO CLOSING...................................................8
     6.1      Loan Documents.................................................8
     6.2      Certified Copies of Organization Documents.....................9
     6.3      Resolutions....................................................9
     6.4      Incumbency Certificate; Authorized Signers.....................9
     6.5      Deliveries.....................................................9
     6.6      Legal Opinions................................................10
     6.7      Appraisal.....................................................10
     6.8      Closing Fee...................................................10
     6.9      Operating Accounts............................................10
     6.10     Performance; No Default.......................................10
     6.11     Representations and Warranties................................10
     6.12     Proceedings and Documents.....................................10


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     6.13     Waiver........................................................10
7.   CONDITIONS TO ALL BORROWINGS...........................................11
     7.1      Representations True; No Event of Default.....................11
     7.2      No Legal Impediment...........................................11
     7.3      Governmental Regulation.......................................11
     7.4      Proceedings and Documents.....................................11
8.   REPRESENTATIONS, WARRANTIES AND COVENANTS..............................11
     8.1      Organization; Authority, Etc..................................11
     8.2      Title to Asset................................................12
     8.3      Financial Statements..........................................13
     8.4      No Material Changes, Etc......................................13
     8.5      Franchises, Patents, Copyrights, Etc..........................13
     8.6      Litigation....................................................13
     8.7      No Materially Adverse Contracts, Etc..........................13
     8.8      Compliance With Other Instruments, Laws, Etc..................14
     8.9      Tax Status....................................................14
     8.10     No Event of Default...........................................14
     8.11     Setoff, Etc...................................................14
     8.12     Certain Transactions..........................................14
     8.13     Subsidiaries..................................................14
     8.14     General Partners..............................................14
     8.15     ERISA Plan....................................................15
     8.16     Solvency......................................................15
     8.17     The Project...................................................15
     8.18     Year 2000.....................................................18
     8.19     No Broker or Finder...........................................18
     8.20     General.......................................................18
     8.21     Representations and Warranties with Respect to the Project....18
9.   AFFIRMATIVE COVENANTS OF THE BORROWER..................................19
     9.1      Punctual Payment..............................................19
     9.2      Financial Statements, Certificates and Information............19


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
     9.3      Insurance.................................................................................20
     9.4      Liens and Other Charges...................................................................20
     9.5      Inspection of Project and Books, Appraisals...............................................20
     9.6      Compliance with Laws, Contracts, Licenses, and Permits....................................21
     9.7      Use of Proceeds...........................................................................21
     9.8      Publicity.................................................................................21
     9.9      Further Assurances........................................................................21
     9.10     Notices...................................................................................22
     9.11     Other Affirmative Covenants...............................................................22
     9.12     Ownership of Borrower.....................................................................22
     9.13     Wholly Owned Subsidiary...................................................................22
     9.14     Maintenance of Borrower's Properties......................................................22
     9.15     Acquisitions, Dispositions and Syndication of Borrower's assets...........................23
     9.16     Syndication Event.........................................................................23
     9.17     Business Activities.......................................................................23
     9.18     Post-Closing Delivery Items...............................................................23
10.  NEGATIVE COVENANTS OF THE BORROWER.................................................................23
     10.1     No Amendments, Terminations or Waivers....................................................23
     10.2     Restrictions on Indebtedness..............................................................24
     10.3  Restrictions on Liens, Etc...................................................................24
     10.4     Restrictions on Loans and Investments.....................................................24
     10.5     Merger, Consolidation, Conversion, Business Operations, and Ownership and Disposition
              of Assets.................................................................................25
     10.6     Sale and Leaseback........................................................................26
     10.7     Distributions.............................................................................26
     10.8     Financial Covenants.......................................................................26
     10.9     Other Negative Covenants..................................................................27
11.  EVENTS OF DEFAULT AND REMEDIES.....................................................................27
     11.1     Events of Default.........................................................................27
     11.2     Termination of Advances and Acceleration..................................................30
     11.3     Other Remedies............................................................................30


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

     11.4     Distribution of Collateral Proceeds...........................31
     11.5     Power of Attorney.............................................31
     11.6     Waivers.......................................................32
12.  SETOFF   32
13.  EXPENSES 32
14.  INDEMNIFICATION........................................................33
15.  LIABILITY OF THE LENDER................................................33
16.  RIGHTS OF THIRD PARTIES................................................34
17.  SURVIVAL OF COVENANTS, ETC.............................................34
18.  ASSIGNMENT AND PARTICIPATION...........................................34
     18.1     Conditions to Assignment by Lender............................34
     18.2     New Notes, Agreement..........................................35
     18.3     Participations................................................35
     18.4     Pledge by the Lender..........................................35
     18.5     No Assignment by the Borrower.................................36
19.  RELATIONSHIP...........................................................36
20.  NOTICES  36
21.  GOVERNING LAW..........................................................37
22.  CONSENT TO JURISDICTION; WAIVERS.......................................37
23.  PREFERENCES............................................................38
24.  RULES OF INTERPRETATION................................................38
25.  HEADINGS 39
26.  COUNTERPARTS...........................................................39
27.  ENTIRE AGREEMENT, ETC..................................................39
28.  CONSENTS, AMENDMENTS, WAIVERS, ETC.....................................39
29.           TIME OF THE ESSENCE...........................................40
30.  SEVERABILITY...........................................................40
31.  LIMITED RECOURSE.......................................................40


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                                    Exhibits

Exhibit A - Joinder Agreement


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

                                    SCHEDULES

Schedule 1 - Definitions
Schedule 2 - List of Borrowers; General Partner of each Borrower
Schedule 3 - [Intentionally Deleted]
Schedule 4 - Loan Request
Schedule 5 - Subsidiaries
Schedule 6 - Environmental Reports
Schedule 7 - Title Insurance Companies
Schedule 8- Mortgages, Liens and Security Interests


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

                                 LOAN AGREEMENT

      This Loan Agreement is made as of the ___ day of February, 1999, by and among FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP ("FSP") and the additional entities which are Wholly Owned Subsidiaries which are listed on Part A of
Schedule 2 attached hereto (which Schedule 2 may be amended from time to time) (collectively, the "Borrower"), limited partnerships organized under the laws of the Commonwealth of Massachusetts, with a principal place of business at 401 Edgewater Place, Suite 110, Wakefield, Massachusetts 01880-6210 and CITIZENS BANK OF MASSACHUSETTS ("Lender"), with a principal place of business at 28 State Street, Boston, Massachusetts 02109.

1.    BACKGROUND

1.1 Definitions. This Agreement and other Loan Documents utilize various defined terms which shall have the meanings set forth in Schedule 1 attached to this Agreement or, if separately defined elsewhere herein or in any other Loan Documents, as set forth in such separate definitions. Unless otherwise specified in the Loan Documents, the definitions contained in this Agreement shall supercede any inconsistent definitions contained in the Note, the Security Deed(s) or any other Loan Document and in the event of any inconsistencies between this Agreement, the Note, the Security Deeds, or any other Loan Document, this Agreement shall control.

1.2 Borrower. Each entity comprising the Borrower is a limited partnership organized under the laws of the Commonwealth of Massachusetts. As of the date hereof, the general partners of each Borrower entity listed on Schedule 2 is set forth on Schedule 2 attached hereto.

1.3 Use of Proceeds. Borrower has applied to Lender to establish a revolving line of credit facility in the maximum amount of $25,000,000.00, the proceeds of which are to be used for general corporate purposes, including property acquisitions , renovations, expansions, tenant improvement costs and equity investments associated with institutional grade income-producing properties and to pay costs and expenses incidental to closing the Loan.

1.4 Facility. Subject to all of the terms, conditions and provisions of this Loan Agreement, and of the agreements and instruments referred to herein, Lender agrees to establish the Loan and Borrower agrees to accept and repay proceeds outstanding under the Loan.

2.    AGREEMENT TO MAKE LOAN.

2.1 Agreement to Make Loan. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties contained in this Agreement and the other Loan Documents, the Lender agrees to lend to the Borrower and the Borrower may borrow, repay and reborrow from time to time between the


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

Closing Date and the Termination Date such sums as are requested by Borrower up to a maximum aggregate principal amount at any one time equal to the Loan Amount. Each request for an Advance of the Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.ss.6, 7, and 8 have been satisfied on the date of such request unless, and only to the extent that, any such representation and warranty relates specifically and only to an earlier date in time.

2.2 Commitment to Borrow. So long as the Loan is outstanding, the Borrower agrees that the Loan shall be its exclusive source of third Person debt financing. Further, the Borrower agrees that prior to placing any permanent loans on any of the properties included in the Project or refinancing any loan with respect to any such properties, the Borrower shall provide the Lender with notice and an opportunity (but not the obligation) to place such loan or loans provided that the Borrower and the Lender agree upon terms that are mutually acceptable to the Lender and the Borrower.

2.3 Purpose of Loan. The Loan shall be used by the Borrower for the following purpose: general corporate purposes of the Borrower, including property acquisitions, renovations, expansions, tenant improvement costs and equity investments associated with institutional grade income-producing properties and to pay the costs and expenses incidental to closing the Loan.

2.4 Requests for Advances. (a) The Borrower shall give to the Lender written notice in the form of Schedule 4 hereto (or telephonic notice confirmed in writing in the form of Schedule 4 hereto) of each Advance requested hereunder (a "Loan Request") in accordance with the interest rate selection requirements set forth in the Note. Each such Loan Request shall specify (i) the principal amount of the Advance requested, (ii) the intended use of the proceeds of such Advance; and (iii) the proposed Drawdown Date of such Advance. The Borrower agrees to accept the Advance requested from the Lender on the proposed Drawdown Date. Each Advance shall be a minimum aggregate amount of $1,000,000.00 or an integral multiple of $100,000 in excess thereof.

      (b) In the event that the Borrower shall receive Advance(s) in excess of the Loan Amount the Borrower shall immediately repay the Loan by an amount sufficient to reduce the outstanding principal balance to equal or less than the Loan Amount.

      (c) The Lender may rely on any request for an Advance or financial accommodation which the Lender, reasonably and in good faith, believes to have been made by a person duly authorized to act on behalf of the Borrower and may decline to make any such requested Advance or to provide any such financial accommodation pending the Lender's being furnished with such documentation concerning that person's authority to act as may be satisfactory to the Lender.


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

      (d) A request by the Borrower for any Advance or of the issuance of an L/C shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following is true and correct:

            (i) There has been no material adverse change in the Borrower's financial condition from the most recent financial information furnished the Lender pursuant to this Agreement;

            (ii) The Borrower is in compliance with, and has not breached any of, its covenants contained in this Agreement;

            (iii) Each representation which is made herein or in any of the Loan
                  Documents is then true and complete as of and as if made on the date of such request unless such representation relates specifically and only to an earlier date in time; and

            (iv) No event has occurred nor failed to occur which occurrence or failure is, or with the passage of time or giving of notice (or both, would constitute an Event of Default (as described herein), whether or not the Lender has exercised any of its rights upon such occurrence or failure.

      (e) The Borrower shall immediately become indebted to the Lender for the amount of each Advance when such Advance is made for or on behalf of the Borrower.

      (f)   (i)   The Borrower may request that the Lender issue L/C's for
                  the account of the Borrower subject to and in accordance with ss.ss.2.6, 2.7 and 2.8 of this Agreement and the other provisions of this clause (f). Each such request shall be in such manner as may from time to time be acceptable to the Lender, in writing.

            (ii) The Lender, shall issue any L/C so requested by the Borrower, provided that the aggregate Stated Amount, following the requested issuance thereof, would not when aggregated with all outstanding L/C's and Advances exceed the lesser of (A) the L/C Limit, or (B) Availability, and provided that the L/C is in form satisfactory to the Lender.

            (iii) The Borrower shall execute such documentation to apply for and support the issuance of a L/C as may be required by the Lender.

      (g) The Lender, without the request of the Borrower, may make an Advance equal to the amount which the Borrower is obligated to pay to the Lender or for which the Borrower or the Lender becomes obligated on account of, or in respect to, any L/C. Such Advance shall be made and even if such


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

            Advance would result in Loan Amount being exceeded. Such action on the part of the Lender shall not constitute a waiver of the Lender's rights under Section 2.4(b) above.

2.5 The Loan Account. (a) An account (the "Loan Account") shall be opened on the books of the Lender, in which Loan Account ---------------- a record may be kept of all Advances made by the Lender to the Borrower under or pursuant to this Agreement and of all payments thereon.

      (b) The Lender may also keep a record (either in the Loan Account or elsewhere, as the Lender may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Lender on account of the Obligations and of all credits against such amounts so owed.

      (c) All credits against the Obligations shall be conditional upon final payment to the Lender of the items giving rise to such credits. The amount of any item credited against the Obligations which is charged back against the Lender for any reason or is not so paid shall be an Obligation and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

      (d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable thirty (30) days after the invoice date. The Lender, without the request of the Borrower, may make an Advance of any interest, fee, service charge, or other payment to which the Lender is entitled from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Availability's being exceeded. Such action on the part of the Lender shall not constitute a waiver of the Lender's rights under Section 2.4(b), above. Any amount which is added to the principal balance of the Loan Account as provided in this subsection shall bear interest at the interest rate applicable from time to time to the unpaid principal balance of the Loan Account.

      (e) Any statement rendered by the Lender to the Borrower concerning the Obligations shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Lender with written objection thereto within thirty (30) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Lender's books and records concerning the loan arrangement contemplated herein and the Obligations shall be prima facie evidence of the items described therein.


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2.6 Establishment of Letter of Credits. (a) Upon the written request of the
Borrower, the Lender agrees to cause the issuance of L/C's on behalf of a Borrower as provided herein. The Borrower may request issuance of L/C's in such manner as may from time to time be reasonably acceptable to the Lender. The Borrower shall execute and deliver to the Lender such further documents and instruments in connection with any L/C, as the Lender, in accordance with the Lender's then customary practices with respect to similar facilities, may reasonably request including, without limitation, the Lender's standard letter of credit agreements (the "L/C Agreement"). In the event of any inconsistency between the terms of the L/C Agreement and this Agreement the terms and conditions of the L/C Agreement shall control.

            (b)   No L/C shall have an expiry date which is later than thirty
                  (30) days prior to the Maturity Date.

2.7 Effect of Honor of L/C's . The Borrower shall reimburse the Lender for the amount of any honored L/C. Any such honoring which is not so reimbursed on the Business Day when so honored shall constitute an Advance.

2.8. Additional Provisions Relating to L/C's. (a) The obligations of the Borrower with respect to L/C's shall be absolute and unconditional. The obligations of the Borrower with respect to L/C's shall rank pari passu with the obligations of the Borrower to repay all other Obligations. The Lender's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any hereafter created or arising, whether by statute or rule of law or contract.

      (b)   The Borrower will

            (i) promptly examine the copy of any L/C (and any amendments thereof) sent to it by the Lender;

            (ii) promptly examine all instruments and documents delivered to it from time to time by the Lender; and

            (iii) within two (2) Business Days of receipt thereof, provide the
                  Lender with written notice of any irregularity or claim of non-compliance with the instructions of such person or entity.

The Borrower is conclusively deemed to have waived any such claim against the Lender and its correspondents unless such notice is so timely given.

      (c) None of the Lender, the Lender's correspondents or any advising, negotiating, or paying bank with respect to any L/C, shall be responsible in any way for:


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

            (i) performance by any beneficiary under any L/C or payee under any L/C of that beneficiary's or payee's obligations to the Borrower; or

            (ii) the form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face are conforming.

      (d) The Lender may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the Person authorized under such L/C to draw or issue such drafts or other documents.

      (e) Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes the Lender to (i) select an advising bank, if any;
            (ii) select a paying bank, if any; and (iii) select a negotiating bank.

      (f) The Lender shall have discharged its obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). The Lender does not assume any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

      (g) The Lender's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any hereafter created or arising, whether by statute or rule of law or contract.

      (h) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Lender, and the Borrower, the L/C will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and any subsequent revisions thereof.

      (i) If any change in any law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against L/C's hereafter caused to be issued by the Lender or with respect to which the Lender has an obligation to lend to fund drawings thereunder; or

            (ii) impose on any Lender any other condition or requirements relating to any such L/C's;

and the result of any event referred to in clause (i) or (ii), above, shall be to increase the cost to the Lender of issuing or maintaining any L/C, then, upon demand by the Lender made within six (6) months of the occurrence of any event referred to in clause (i) or (ii) above, and delivery by the Lender to the Borrower of a certificate of an officer of the Lender describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on the Lender, and the basis for determining such increased costs and their allocation, the Borrower within five (5) days after receipt of such notice shall pay to the Lender, from time to time as specified by the Lender, such amounts as shall be sufficient to compensate the Lender for such increased cost. The Lender's determination of costs incurred under clause (i) or (ii) above, shall be conclusive and binding on the Borrower in the absence of manifest error.

      (j) The obligations of the Borrower under the within Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

                  (i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of the within Agreement, any L/C or any other agreement or instrument relating thereto.

                  (ii) Any amendment or waiver of, or consent to the departure from, all or any of the above.

                  (iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of the L/C.

                  (iv) Any honoring of a drawing under any L/C, which drawing was nonconforming on account of minor nonsubstantive variances from the requirements of the subject L/C.

3. THE NOTE. The obligation of the Borrower to pay the Loan Amount or, if less, the aggregate unpaid principal amount of all Advances made by the Lender hereunder plus accrued interest thereon, shall be evidenced by Note and payable in accordance therewith. In the event the Note is lost, destroyed or mutilated at any time prior to payment in full of the indebtedness evidenced thereby, the Borrower shall execute and deliver to Lender a new note substantially in the form of the Note and


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

Lender shall execute and deliver to Borrower an affidavit and indemnification reasonably acceptable to Borrower with respect to such lost Note.

4. FEES. a) The Borrower agrees to pay to the Lender on the Closing Date a closing fee in the amount of $12,500.00 (the ----- "Closing Fee").

      (b)   On the earlier of (i) each anniversary date of the Closing Date, or
            (ii) the Termination Date, the Borrower shall pay the Lender an annual fee equal to ten (10) basis points of the Loan Amount, or a pro rated amount if the Loan is paid in full prior to the next anniversary date of the Closing Date (the "Annual Fee"). The Annual Fee shall be payable in arrears with the first such payment due on the first anniversary of the Closing Date. The Annual Fee shall be reduced by the Closing Fee and any Transaction Fee paid during such preceding twelve (12) month period.

      (c) At the time of each Advance made (including any Advance made on account of a draw under a L/C) under the Loan the Borrower shall pay to the Lender a transaction fee equal to twenty five (25) basis points of the subject Advance made under the Loan (the "Transaction Fee").

      (d) At the time of the issuance of any L/C, the Borrower shall pay an annual letter of credit fee equal to 1.25% of the Stated Amount of such L/C, or pro rated if the L/C is issued for a period of less than twelve (12) months (the "L/C Fee").

5. JOINDER DOCUMENTS. At the time of a Roll-Up, such Wholly Owned Subsidiary, which has become a Wholly Owned Subsidiary in connection with such Roll-Up, shall execute the Joinder Documents so as to become a Borrower under this Agreement and shall be added as a maker under the Note. From and after the date of the execution of such Joinder Documents, such entities shall be considered a "Borrower" and subject to all of the terms and conditions hereof, provided, however, that such Wholly Owned Subsidiary shall not be required to execute any Security Documents.

6. CONDITIONS TO CLOSING . The obligation of the Lender to make the initial Loan shall be subject to the satisfaction of the following conditions precedent:

6.1 Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto. Each of the Loan Documents, other than the Security Documents, shall be in full force and effect and shall be in form and substance satisfactory to the Lender. With respect to the Security Documents, the Lender hereby agrees to hold the Security Documents in escrow and shall not attempt to record or file such Security Documents until the occurrence and continuation of an Event of Default beyond any applicable grace period. Further, Lender agrees and acknowledges that the Security Documents shall have no force or effect unless and until


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

the occurrence and continuation of an Event of Default beyond any applicable grace periods. After the Termination Date and payment in full by the Borrower of any and all obligations to the Lender, Lender shall, upon Borrower's request, return all original Security Documents to the Borrower.

6.2 Certified Copies of Organization Documents. The Lender shall have received from each of the Borrower and FSP Holdings LLC a certified copy of its Organization Documents as in effect on such date of certification, such Organizational Documents to be in form and substance satisfactory to the Lender.

6.3 Resolutions. All action necessary for the valid execution, delivery and performance by each of the Borrower and FSP Holdings LLC of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lender shall have been provided to the Lender. The Lender shall have received from each such Person true copies of the resolutions authorizing the transactions described herein, each certified as of a recent date to be true and complete.

6.4 Incumbency Certificate; Authorized Signers. The Lender shall have received from each of the Borrower and FSP Holdings LLC an incumbency certificate, dated as of the Closing Date, giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person each of the Loan Documents to which such Person is or is to become a Person; and (b) to give notices and to take other action on its behalf under the Loan Documents.

6.5 Deliveries. The following items or documents shall have been delivered to the Lender by the Borrower and shall be in form and substance satisfactory to the Lender:

      (a)   Title Policy. An existing Title Policy or Title Policies.

      (b) Other Insurance. Duplicate originals or certified copies of all policies and certificates of insurance maintained by the Borrower which shall be at least equal to insurance customarily obtained by owners of similar properties.

      (c) Environmental Report. An existing environmental site assessment report or reports of one or more qualified environmental engineering or similar inspection firms approved by the Lender, which report or reports shall indicate the condition of the properties comprising the Project and any existing improvements thereon in compliance with all material Requirements and in all respects satisfactory to the Lender in its sole discretion.

      (d) Survey and Taxes. An existing Survey of each of the properties comprising the Project (and any existing improvements thereon) and evidence of payment of all real estate taxes and municipal charges on each of the properties comprising the Project (and any existing improvements thereon) which were due and payable prior to the Closing Date.

6.6 Legal Opinions. The Lender shall have received a favorable opinion or opinions in form and substance satisfactory to the Lender and the Lender's counsel, addressed to the Lender and dated as of the Closing Date, from counsel to the Borrower and FSP Holdings LLC acceptable to the Lender, as to such matters as the Lender shall request, including, without limitation, the due execution and authorization of all Loan Documents and the enforceability of this Agreement, the Guaranty, the Indemnity Agreement and the Note.

6.7 Appraisal. The Lender shall have received Appraisals, in form and substance satisfactory to the Lender, for each of the properties comprising the Project.

6.8 Closing Fee. The Borrower shall have paid to the Lender the Closing Fee pursuant toss.4.

6.9 Operating Accounts. The Borrower shall have established and will maintain with the Lender operating accounts for those Borrowers owning properties which are part of the Project and are located within the Commonwealth of Massachusetts (collectively, the "Operating Accounts") The term Operating Accounts shall specifically exclude any trust accounts in the name of such Borrowers.

6.10 Performance; No Default. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it or there shall exist no Default or Event of Default.

6.11 Representations and Warranties. Without limiting the provisions set forth in Sections 6.1 and 8.12, the representations of warranties made by the Borrower in the Loan Documents or otherwise made by or on behalf of the Borrower in connection therewith or after the date thereof shall have been true and correct in all respects when made and shall be true and correct in all respects on the Closing Date unless such representations and warranties relate specifically and only to an earlier date in time.

6.12 Proceedings and Documents. All proceedings accounts in the name of such Borrower entities in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory to the Lender and the Lender's counsel in form and substance, and the Lender shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Lender and the Lender's counsel may reasonably require.

6.13 Waiver. Any waiver by the Lender of any of the conditions precedent contained herein for the closing of the Loan shall not be deemed to be a waiver by the Lender of any other obligation of the Lender hereunder.

7. CONDITIONS TO ALL BORROWINGS. The obligations of the Lender to make the Loan or any Advance, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

7.1 Representations True; No Event of Default. Subject to Sections 6.1 and 8.21, each of the representations and warranties of the Borrower contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Lender shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

7.2 No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Lender would make it illegal for the Lender to make such Loan.

7.3 Governmental Regulation. With respect to any LIBOR Advance (as defined in the Note), the Lender shall have received such statements in substance and form reasonably satisfactory to the Lender as the Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

7.4 Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Lender and its counsel, and the Lender and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Lender may reasonably request.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower represents, warrants, and covenants to the Lender as follows:

8.1 Organization; Authority, Etc.

      (a) Organization; Good Standing. Each of the entities comprising the Borrower and FSP Holdings LLC is a limited partnership, limited liability company, or corporation, as the case may be, duly organized under the laws of its state of organization pursuant to each Person's respective Organizational Documents, and is, and will at all times be, validly existing and in good standing under the laws of such State.

            Each of the Borrower and FSP Holdings LLC is, and will at all times be, duly organized and is, and will at all times be, validly existing, in good standing, and qualified to do business in each jurisdiction where required except where failure to so qualify would not have a material adverse affect on the Project. Each of the entities comprising the Borrower and FSP Holdings LLC has, and will at all times have, all requisite power to own its property and conduct its business as now conducted and as presently contemplated.

      (b) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which Borrower or FSP Holdings LLC is or is to become a Person and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not conflict with or result in any breach or contravention of any provision of any other agreement binding upon such Person or any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not conflict with any provision of the Organizational Documents of such Person, and (v) do not require the approval or consent of, or filing with creditors, trustees for creditors or shareholders of, or other holders, directly or indirectly, of interests in, such Person or the approval or consent or filing (except for the Security Documents which will only be filed after the occurrence of an Event of Default continuing beyond any applicable grace periods) with any governmental agency or authority other than those approvals or consents already obtained.

      (c) Enforceability. The execution and delivery of this Agreement and the other Loan Documents (except for the Security Documents, which shall not be effective until there is an Event of Default), to which each Borrower is or is to become a Person will result in valid and legally binding obligations of such Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

8.2 Title to Asset. The Borrower owns all of the assets reflected in the financial statements of the Borrower as at the Balance Sheet Date or acquired since that date free from all encumbrances except for Permitted Liens (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

8.3 Financial Statements. There has been furnished to the Lender a financial statement for the Borrower as set forth in the October 15, 1998 offering memorandum, audited financial statements for the year ended December 31, 1997 for all Borrowers (except for FSP Piedmont Center Limited Partnership); and projections on a pro forma basis as of December 31, 1998 for the Borrower and related entities and as of December 31, 1998 unadjusted financial statements for the Borrower. Such statements have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. As of the date of this Agreement, there are no liabilities or contingent liabilities of the Borrower known to the officers, partners, or trustees of the Borrower which are not disclosed in said financial statements and the related notes thereto other than the Obligations.

8.4 No Material Changes, Etc. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Borrower other than changes described in the offering memorandum dated as of October 15, 1998, and changes in the ordinary course of business that have not had any material adverse effect either individually or in the aggregate on the business or financial condition of such Borrower.

8.5 Franchises, Patents, Copyrights, Etc. The Borrower possesses, and will at all times possess, all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted or as it is intended to be conducted with respect to the Project, without known conflict with any rights of others.

8.6 Litigation. There are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower before any court, tribunal or administrative agency or board or any mediator or arbitrator that, if adversely determined, might, either in any case or in the aggregate, adversely affect the business, assets or financial condition of such Person, or result in any material liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto, or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will materially and adversely affect the ability of the Borrower to use and occupy any of the properties comprising the Project or to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents.

8.7 No Materially Adverse Contracts, Etc. The Borrower is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is reasonably expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. Each Borrower is not, and will not be, a party to any contract or agreement that has or is expected to have any materially adverse effect on the business of such Person.

8.8 Compliance With Other Instruments, Laws, Etc. The Borrower is not, and will not at any time be, in violation of any provision of its Organizational Documents or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that would be likely to materially and adversely affect the financial condition, properties or business of such Person.

8.9 Tax Status. FSP Holdings LLC and each of the entities comprising the Borrower (a) has made or filed, and will make or file in a timely fashion, all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid, and will pay when due, all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, (c) if a partnership, limited partnership, limited liability partnership, or limited liability company, has, and will maintain, partnership tax classification under the Code, and (d) has set aside, and will at all times set aside, on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the period to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers, partners or trustees of the Borrower know of no basis for any such claim. The Borrower has filed, and will continue to file, all of such tax returns, reports, and declarations either (i) separately from any parent or affiliate or (ii) if part of a consolidated filing, as a separate member of any such consolidated group.

8.10 No Event of Default. No Default or Event of Default has occurred and is continuing.

8.11 Setoff, Etc. The Lender's rights with respect to the repayment of the Obligations are not subject to any setoff, claims, withholdings or other defenses.

8.12 Certain Transactions. None of (a) the officers, trustees, directors, general partners, managers, members, stockholders, beneficiaries, or employees of any Borrower or Subsidiary thereof or (b) to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such officer, trustee, director, general partner, manager, member, stockholder, beneficiary, or employee has a substantial interest or is an officer, director, trustee, manager or general partner, is presently a party to any transaction with the Borrower (other than for services as employees, officers, trustees, managers and directors).

8.13 Subsidiaries. As of the date hereof, the Borrower's Subsidiaries are as set forth on Schedule 5.

8.14 General Partners. As of the date hereof, except as set forth in Schedule 2, the Borrower has no other general partners.

8.15 ERISA Plan. The Borrower does not, and will not, maintain or contribute to an ERISA Plan.

8.16 Solvency. Borrower (a) is not insolvent nor will be rendered insolvent by the Indebtedness incurred in connection with the Loan, (b) does not have unreasonably small capital with which to engage in its business, or (c) has not incurred Indebtedness beyond its ability to pay such Indebtedness as it matures. The Borrower, on a consolidated basis, has assets having a value in excess of amounts required to pay any Indebtedness.

8.17 The Project. The Borrower makes the following representations and warranties, to the best of its knowledge, with respect to each individual property included in the Project:

      (a) Availability of Utilities. All utility services necessary and sufficient for the use and operation of each property comprising the Project are presently, and will at all times be, available to the boundaries of each of the properties comprising the Project through dedicated public rights of way or through perpetual private easements, with respect to which the Security Deeds create a valid and enforceable first lien. The Owner has obtained all utility installations and connections required for the operation and servicing of each of the properties comprising the Project for its intended purposes.

      (b) Access. The rights of way for all roads necessary for the full utilization of each of the properties comprising the Project for its intended purposes have either been acquired by the appropriate Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority. All such roads have been completed and the right to use all such roads, or suitable substitute rights of way approved by the Lender, have been obtained and shall be maintained at all times for each of the properties comprising the Project. All curb cuts, driveways and traffic signals required for the operation and use of each of the properties comprising the Project are existing and shall be maintained at all times.

      (c) Condition of Project. Neither the Project nor any material part thereof is now damaged or injured as result of any fire, explosion, accident, flood or other casualty or has been the subject of any Taking, no Taking is pending or contemplated.

      (d) Compliance with Requirements/Historic Status/Flood Area. The Project complies with, and will at times comply with, all material Requirements. The Borrower will give all such notices to, and take all such other actions with respect to, such Governmental Authority as may be required under applicable Requirements to use, occupy and operate the properties comprising the Project. Borrower has received no notice alleging any material non-compliance by any of the properties comprising the Project with any Requirements or indicating that any of the properties comprising the Project is located within any historic district or has, or may be, designated as any kind of historic or landmark site under applicable Requirements. None of the properties comprising the Project, except for 3231 Allen Parkway, Houston, Texas, is located in any special flood hazard area as defined under applicable Requirements.

      (e)   Other Contracts.

            (i) The Borrower has not made, and will not make any, material contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto could give rise to a lien or encumbrance on any of the properties comprising the Project other than a Permitted Encumbrance.

            (ii) The Borrower has not made, and will not make, any material contract or arrangement of any kind or type whatsoever, with any affiliate of the Borrower, except for management agreements with FSP Property Management LLC which shall be deemed approved by Lender, unless such contract or arrangement is (i) approved in writing in advance by the Lender, (ii) on the same terms as would be generally available to the Borrower in an arm's length contract or arrangement with a third party, and (iii) evidenced by a written agreement.

      (f) Violations. The Borrower has received no notices of, or has any knowledge of, any violation of any applicable material Requirements with respect to any of the properties comprising the Project.

      (g) Environmental Matters. The Borrower has caused an investigation to be made of the past and present condition and usage of each individual property included in the Project and the operations conducted thereon and, based upon such diligent investigation, except as disclosed in the Environmental Report makes the following representations and warranties:

            (i) With respect to the Project, neither the Borrower nor any operator of any of the properties comprising the Project or any operations thereon is in violation of any Environmental Law or any judgment, decree or order related thereto which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower.

            (ii) The Borrower has not received notice from any third Person including, without limitation, any federal, state or local governmental authority, asserting (i) that it has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible Person with respect to a site listed on the National Priorities List, 40 C.F.R.
                  Part 300 Appendix B (1986); (ii) that any Hazardous Substances which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third Person has conducted or has ordered that the Borrower conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named Person to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third Person's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

            (iii) With respect to the Project: (i) no portion of the Project has been used for the handling, processing, storage or disposal of Hazardous Substances except for use incidental to the primary use of the Property which use has been in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Project; (ii) in the course of any activities conducted by the Borrower or the operators of its properties, no Hazardous Substances have been generated or are being used on the Project except in accordance with applicable Environmental Laws; (iii) there has been no release, i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Project, which Release would have a material adverse effect on the value of the Project or adjacent properties or the environment; (iv) there have been no Releases on, upon, from or into any real property in the vicinity of any of the Project which, through soil or groundwater contamination, has come to be located on, and which has a material adverse effect on the value of the Project; and (v) any Hazardous Substances that have been generated by Borrower on any of the Project have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are operating in compliance with such permits and applicable Environmental Laws.

            (iv) Neither the Borrower nor any property comprising the Project is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Security Deed or to the effectiveness of any other transactions contemplated hereby.

8.18 Year 2000. Borrower represents and warrants to the Lender (which representation and warranty shall survive the making of the Loan) that the Borrower has taken or is taking and shall complete by June 30, 1999 all necessary action to assess, evaluate and correct all of the hardware, software, embedded microchips and other processing capabilities it uses, directly or indirectly, to ensure that it will be able to function accurately and without interruption or ambiguity using date information before, during and after January 1, 2000.

8.19 No Broker or Finder. Neither Borrower, nor anyone on behalf thereof, has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by Lender in connection with establishing of the Loan.

8.20 General. Each Borrower has disclosed any material fact or condition which is necessary to make the representations and warranties set forth herein or in any other Loan Document not materially misleading.

8.21 Representations, Warranties, Covenants and Agreements with Respect to the Project. The representations, warranties, covenants and agreements contained herein with respect to the Project, or any of the properties comprising the Project, shall be made as of the date hereof. In accordance with Section 6.1 of this Agreement, any representations, warranties, covenants and agreements contained in the Security

Documents shall not be effective or enforceable until the occurrence of an Event of Default continuing beyond any applicable grace periods.

9. AFFIRMATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as the Loan is outstanding:

9.1 Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loan and all other amounts provided for in the Note, this Agreement and the other Loan Documents to which the Borrower is a Person, all in accordance with the terms of the Note, this Agreement and such other Loan Documents.

9.2 Financial Statements, Certificates and Information. The Borrower will deliver, or cause to be delivered, to the Lender:

      (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, on a consolidated basis the audited balance sheet of the Borrower at the end of such year, and the related audited statement of income, statement of retained earnings, changes in capital, operating statements, and statement of cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by BDO Seidman LLP or by another independent certified public accountant reasonably acceptable to the Lender, together with a written statement from the chief financial officer of the company stating that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under this Agreement, or, if such officer shall have obtained knowledge of any then existing Default or Event of Default he or she shall disclose in such statement any such Default or Event of Default;

      (b)   as soon as practicable, but in any event not later than forty-five
            (45) days after the end of each fiscal quarter of the Borrower, copies of the unaudited balance sheet of the Borrower as at the end of such quarter, and the related unaudited statement of income, statement of retained earnings, changes in capital, and statement of cash flows for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer, partner or trustee of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower on the date thereof (subject to year-end adjustments) and that, in making the examination necessary to said certification, such Person has obtained no knowledge of any Default or Event of Default under this Agreement;

      (c) contemporaneously with the delivery of the financial statements referred to in clause (a) above, a statement of all contingent liabilities of the Borrower which are not reflected in such financial statements or referred to in the notes thereto, and annual budget and cash flow forecasts for the Borrower and Project all in reasonable detail and certified by the principal financial or accounting officer of the Borrower;

      (d) simultaneously with the delivery of the financial statements referred to in clauses (a) and (b) above, a covenant compliance certificate signed by the principal financial or accounting officer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.10.8;

      (e) Simultaneously with the filing thereof a copy of the Borrower's tax return together with all schedules thereof; and

      (f) from time to time such other financial data and information (including accountants' management letters) as the Lender may reasonably request.

9.3 Insurance. (a) The Borrower will provide evidence of insurance with respect to each of the properties comprising the --------- Project and the operations of the Owners.

      (b) The Borrower will provide the Lender with certificates evidencing such insurance upon the request of the Lender.

9.4 Liens and Other Charges. The Borrower will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property or any of the properties comprising the Project.

9.5 Inspection of Project and Books, Appraisals. (a) The Borrower shall permit the Lender at the Borrower's expense, to visit and inspect any of the properties comprising the Project and will cooperate with the Lender during such inspections provided that this provision shall not be deemed to impose on the Lender any obligation to undertake such inspections; provided that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall only be obligated to pay the reasonable expenses associated with one (1) such investigation of the books of account of the Borrower during any twelve
(12) month period commencing with the first anniversary of this Agreement. Any such inspections are to be conducted during normal business hours and prior to the occurrence and continuation of an Event of Default, Lender shall provide Borrower with forty-eight (48) hours advance notice.

      (b) The Borrower shall permit the Lender at the Borrower's reasonable expense to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, its officers, partners, or trustees, all at such reasonable times and intervals as the Lender may reasonably request.

      (c) After the occurrence and during the continuation of an Event of Default, the Lender shall have the right to obtain from time to time, at the Borrower's reasonable cost and expense, updated Appraisals of each of the properties comprising the Project and an updated or new Environmental Report for each of the properties comprising the Project.

      (d) The reasonable costs and expenses incurred by the Lender in obtaining such Appraisals or performing such inspections shall be paid by the Borrower within thirty (30) days of the invoice date.

9.6 Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and, in the case of the Borrower, all Requirements, (b) the provisions of its Organizational Documents and all Loan Documents to which Borrower or Subsidiary are signatories, (c) all agreements and instruments by which it or any of its properties may be bound, including, all restrictions, covenants and easements affecting the Property, (d) all applicable decrees, orders and judgments, and (e) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties.

9.7 Use of Proceeds. The Borrower will use the proceeds of the Loan solely for the purposes described herein. No portion of the Loan shall be used directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock, or to extend credit to others for the purpose thereof, or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or is inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations G, U and X thereof.

9.8 Publicity. The Borrower will permit the Lender to obtain publicity in connection with the financing through press releases.

9.9 Further Assurances. (a) Regarding Preservation of Collateral. The Borrower will execute and deliver to the Lender such further documents, instruments, assignments and other writings, and will do such other acts necessary or desirable, to preserve and protect the Collateral at any time securing or intended to secure the Obligations, as the Lender may reasonably require.

      (b) Regarding this Agreement. The Borrower will cooperate with, and will do such further acts and execute such further instruments and documents as the Lender shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

9.10 Notices. The Borrower will promptly notify the Lender in writing of (i) the occurrence of any Default or Event of Default; (ii) the occurrence of any other event which is likely to have a materially adverse effect on any of the properties comprising the Project or the business or financial condition of the Borrower; or (iii) the receipt by the Borrower of any notice of default or notice of termination with respect to any contract or agreement relating to the ownership, operation, or use of any of the properties comprising the Project which is likely to have a materially adverse effect. Without limiting the foregoing, Borrower agrees to promptly notify Lender in writing of the occurrence of any event which is inconsistent with the environmental representations under ss.8.17(g), the litigation responsibilities in ss.8.6, or the solvency representation in ss.8.16.

9.11 Other Affirmative Covenants. The Borrower will:

      (a) Remain solvent and pay all of its Indebtedness from its assets as the same become due;

      (b) At all times hold itself out to the public as a legal entity, separate and distinct from any other Person, including any Obligor, Subsidiary of the Borrower, or any parent or affiliate of the Borrower;

      (c) Maintain adequate capital for the normal obligations reasonably foreseeable for a business of its size and character and in light of its contemplated business operations; and

      (d)   Maintain the Operating Accounts with the Lender.

9.12 Ownership of Borrower. Borrower agrees that George J. Carter, or a replacement officer which is approved by Lender in its sole discretion, shall, at all times, maintain control of the day to day operations of the Borrower.

9.13 Wholly Owned Subsidiary. The Borrower shall provide Lender with written notice of the establishment of a Wholly Owned Subsidiary. The Borrower shall cause such Wholly Owned Subsidiary to execute the Joinder Documents and become a Borrower under this Agreement.

9.14 Maintenance of Borrower's Properties. Borrower will protect and maintain, or cause to be maintained, in a manner consistent with Borrower's current maintenance standards at all times, the buildings and structures now standing or hereafter erected on the Borrower's properties, and any additions and improvements thereto, and all personal property now or hereafter situated therein, and the utility services, the parking areas and access roads, and all building fixtures and equipment and articles of personal property now or hereafter acquired and used in connection with the operation of the Borrower's properties.

9.15 Acquisitions, Dispositions and Syndication of Borrower's Assets. Borrower shall provide Lender with written notice of all dispositions or acquisitions of individual properties by a Wholly Owned Subsidiary within fifteen (15) days prior to the disposition or acquisition. With respect to any acquisitions, the notice shall include a summary of the key business terms for such acquisition. With respect to any disposition, the notice shall include a certification from the chief financial officer of FSP stating that such disposition shall not cause a violation of any covenant contained herein, including, without limitation, any breach of ss.10.8, both before and after such disposition, and that no Default or Event of Default exists hereunder. Borrower shall provide Lender with written notice of all Syndication Events within fifteen (15) days prior to the scheduled closing thereof. With respect to any Syndication Event, the notice shall include, at Lender's request, a summary of the key business terms.

9.16 Syndication Event. The Borrower shall use any net proceeds (after payment of costs, fees and expenses) received by Borrower from a Syndication Event to repay, to the extent outstanding, the Loan. Such proceeds may be reborrowed by the Borrower subject to the terms herein and any such repayment shall be made in accordance with and subject to the terms of paragraph 2 of Section 4.2 of the Note.

9.17 Business Activities. The Borrower shall limit its business activities to the ownership, construction, operation and maintenance of income producing properties and investment banking activities related thereto and all matters incidental or accessory thereto.

9.18 Post-Closing Delivery Items. The Borrower, within thirty (30) days after the date of this Agreement, shall obtain and record or file, as the case may be, discharges, terminations or releases, as applicable, for all of the mortgages, liens and security interests listed on Schedule 8 attached hereto and incorporated herein, and deliver copies of the same to Lender within such time period. In addition, with respect to the properties located at 3919 Essex Lane, Houston, Texas and 3231 Allen Parkway, Houston, Texas, the Borrower shall, within the same thirty (30) day time period, provide Lender with evidence that real estate taxes are current through the date of this Agreement.

10. NEGATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as the Loan is outstanding or the Lender has any obligation to make any
Advances:

10.1 No Amendments, Terminations or Waivers. The Borrower will not, directly or indirectly, amend, or allow the amendment of, any of the Organizational Documents of the Borrower in any material respect.

10.2 Restrictions on Indebtedness. The Borrower will not create, incur, assume, guaranty or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

      (a)   Indebtedness to the Lender arising under any of the Loan Documents;
            and

      (b) current liabilities of the Borrower incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or
            (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services.

10.3 Restrictions on Liens, Etc. With the exception of Permitted Liens, the Borrower will not (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom or, directly or indirectly, upon any of the beneficial or legal interests in Borrower; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid would likely by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower may create or incur or suffer to be created or incurred or to exist liens in favor of the Lender under the Loan Documents. Notwithstanding the foregoing, the Borrower may sell any of its real property, whether now owned or hereafter acquired, provided that prior to and after any such sale (i) the Borrower is in compliance with all of its covenants herein, including, without limitation, the financial covenants contained in ss.10.8, and (ii) No Default or Event of Default has occurred and is continuing hereunder. Upon such permitted sale the Lender shall return any escrowed Security Documents relating to such real property.

10.4 Restrictions on Loans and Investments. The Borrower will not make or permit to exist or to remain outstanding any loan by the Borrower to any Person or any Investment except Investments in:

      (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

      (b) demand deposits and bankers L/Cs of United States banks having total assets in excess of $1,000,000,000;

      (c) certificates of deposit and time deposits of United States banks having total assets in excess of $1,000,000,000 that mature within one (1) year from the date of purchase by the Borrower;

      (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

      (e)   Subsidiaries;

      (f)   mutual funds managed by Lender;

      (g) mutual or closed-end funds substantially all of whose assets are comprised or securities of the types described in clauses (a) through (d) above;

      (h)   Investments in an aggregate amount not to exceed $2,000,000.00;

      (i) Investments consisting of loans and advances to employees for reasonable travel, relocation and business expenses in the ordinary course of business, extensions of trade credit in the ordinary course of business and prepaid expenses in the ordinary course of business; and

      (j)   Investments in connection with Syndication Events and Roll-Ups.

10.5 Merger, Consolidation, Conversion, Business Operations, and Ownership and Disposition of Assets.

      (a) The Borrower shall not own any assets other than income-producing properties, other assets incidental to the ownership or operation of such property, investment banking services and property management companies.

      (b) After the date of this Agreement, the Borrower will not become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition except in connection with (i) a Syndication Event, or (ii) a Roll-Up.

      (c) The Borrower will not convert into any other type of entity, including, without limitation, a limited liability partnership or a limited liability company.

      (d) The Borrower will not engage in any business operations other than those necessary for the ownership, construction, management, or operation of income-producing property and investment banking services.

10.6 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, whereby the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

10.7 Distributions. After the occurrence and during the continuation of a Default or an Event of Default (unless and until cured within any applicable cure period), the Borrower will not make any Distributions. The Borrower will also not make any Distributions which would cause a Default or Event of Default

10.8 Financial Covenants. The Borrower covenants and agrees that, so long as the Loan is outstanding,

      (a) Loan to Value. The ratio ("Loan to Value Ratio") obtained by dividing the outstanding principal balance of the Loan by the Value of the Project, expressed as a percentage, shall not be greater than forty percent (40%). This covenant shall be tested at the end of each fiscal quarter of the Borrower. In testing compliance with this covenant the Value of the Project attributed to any one property may not exceed 25% of the aggregate Value of the Project for all properties.

      (b) Ratio of Net Operating Income to Debt Service Charges. The Borrower will not permit the ratio of Net Operating Income to Debt Service Charges to be less than 2.5 to 1.0. This covenant shall be tested at the end of each fiscal quarter of the Borrower.

      (c) Consolidated Indebtedness. The Borrower will not permit Consolidated Indebtedness to exceed 33% of the aggregate of (i) the Value of the Project plus (ii) the book value of all tangible assets of the Borrower (other than real estate and after eliminating any duplication). This covenant shall be tested at the end of each fiscal quarter of the Borrower.

      (d) Unencumbered Liquidity. The Borrower shall maintain minimum unencumbered cash and other liquid investments in the form of the Investments described in Section 10.4 (a) through (d) and (f), and in the form of Operating Accounts in an amount of not less than of $4,000,000.

            This covenant shall be tested at the end of each fiscal quarter of the Borrower.

      (e) Account Balances. The Borrower, any Wholly Owned Subsidiaries and affiliated companies, shall, at all times, maintain with the Lender minimum Operating Accounts checking account and savings account (exclusive of trust accounts) collected balances of $1,500,000.00. This covenant shall be tested at the end of each fiscal quarter of the Borrower.

      (f) Net Worth. The Borrower shall, at the end of any fiscal year, maintain a minimum Tangible Net Worth of $70,000,000. This covenant shall be tested at the end of each fiscal quarter of the Borrower.

10.9 Other Negative Covenants. The Borrower will not:

      (a) Seek the dissolution or winding up, in whole or in part, of the Borrower or voluntarily file, or consent to the filing of, a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceedings; and

      (b) Commingle any of its accounts with accounts of any other Person, including, any Obligor, Subsidiary of the Borrower, or parent or affiliate of the Borrower.

11. EVENTS OF DEFAULT AND REMEDIES.

11.1 Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

      (a) any failure by the Borrower to pay, within five (5) days of the due date, any interest on or principal of or other sum payable under the Note; or

      (b) any failure by the Borrower to pay as and when due and payable any other sums to be paid by the Borrower to the Lender under this Agreement and the continuance of such failure for a period of five
            (5) days after notice thereof from the Lender; or

      (c) with the exception of a Permitted Lien, title to the Collateral is or becomes reasonably unsatisfactory to the Lender by reason of any lien, charge, encumbrance, title condition or exception and such matter causing title to be or become unsatisfactory is not cured to Lender's reasonable satisfaction or removed within twenty (20) days after notice thereof from the Lender to the Borrower; or

      (d)   the Project or any material part thereof is subject to a Taking; or

      (e) any failure by the Borrower to duly observe or perform any term, covenant, condition or agreement contained in ss.9.3, ss.9.13, ss.10.1, ss.10.2, ss.10.4, ss.10.8 or ss.10.9 hereof; or

      (f) any representation or warranty made or deemed to be made by or on behalf of the Borrower in this Agreement or in any of the other Loan Documents, or in any report, certificate, financial statement, document or other instrument delivered pursuant to or in connection with this Agreement, any Advance or any of the other Loan Documents, shall prove to have been false or incorrect in any material respect upon the date when made or deemed to be made or repeated; or

      (g) any dissolution, termination, partial or complete liquidation, merger or consolidation of the Borrower, or any sale, transfer or other disposition of all or substantially all of the assets of the Borrower, other than as permitted under the terms of this Agreement; or

      (h) any suit or proceeding shall be filed against the Borrower or any of the properties comprising the Project which, if adversely determined, would have a materially adverse affect on the ability of the Borrower to perform their respective material obligations under and by virtue of the Loan Documents; or

      (i)   unless otherwise approved by Lender in its sole discretion, George
            J. Carter fails to retain control of the day to day management of the Borrower; or

      (j) any failure by the Borrower to pay at maturity, or within any applicable period of grace, any material obligation for borrowed money or credit received, including, without limitation, any Obligations, or in respect of any capitalized material lease, or any failure to observe or perform any material term, covenant or agreement contained in any material agreement by which it is bound, evidencing or securing borrowed money or credit received, or in respect of any capitalized lease, for such period of time as would permit (assuming the giving of appropriate notice and the lapse of applicable grace periods if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; or

      (k) Borrower shall file a voluntary petition in bankruptcy under Title 11 of the United States Code, or an order for relief shall be issued against any such Person in any involuntary petition in bankruptcy under Title 11 of the United States Code, or any such Person shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors, or such Person shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, conservator or liquidator of such Person, or of all or any substantial part of its respective property, or such Person shall make an assignment for the benefit of creditors, or such Person shall give notice to any governmental authority or body of insolvency or pending insolvency or suspension of operation; or

      (l) an involuntary petition in bankruptcy under Title 11 of the United States Code shall be filed against the Borrower and such petition shall not be dismissed within sixty (60) days of the filing thereof; or

      (m) a court of competent jurisdiction shall enter any order, judgment or decree approving a petition filed against the Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or appointing any custodian, trustee, receiver, conservator or liquidator of all or any substantial part of its property; or

      (n) any uninsured final judgment in excess of $250,000 shall be rendered against the Borrower and shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive; or

      (o) any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior approval of the Lender, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower which is a Person thereto or any of their respective stockholders, partners or beneficiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or

      (p) any Borrower or any Subsidiary thereof shall be indicted for a federal or state crime, a punishment for which could include the forfeiture of any of its assets; or

      (q) any failure by the Borrower to duly observe or perform any other term, covenant, condition or agreement under this Agreement and continuance of such failure for a period of thirty (30) days after notice thereof from the Lender; or

      (r) any "Event of Default", as defined or otherwise set forth in any of the other Loan Documents, shall occur.

      Notwithstanding the foregoing, in no event shall a default under any of the Security Documents constitute an Event of Default hereunder unless and until such Security Document or Documents become effective in accordance with Section
6.1 and Section 8.21.

11.2 Termination of Advances and Acceleration. Upon the occurrence of any Default or Event of Default, Lender shall have the right to suspend the making of any Advances or issuance of any L/C hereunder, and after the occurrence of an Event of Default and the expiration of any applicable grace periods the terms and obligations of Borrower with respect to the Security Documents shall immediately become effective and Lender may immediately record and file the Security Documents and obtain a first priority lien on all of the properties comprising the Project. Further, if any one or more Events of Default shall occur and be continuing, the Lender may by notice to the Borrower declare its obligations to make Advances hereunder to be terminated, whereupon the same shall terminate and the Lender shall be relieved of all obligations to make Advances to the Borrower, and/or declare all unpaid principal of and accrued interest on the Note, together with all other amounts owing under the Loan Documents, to be immediately due and payable, whereupon same shall become and be immediately due and payable, anything in the Loan Documents to the contrary notwithstanding, without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by the Borrower and, to the extent Lender holds in an account any unapplied proceeds from a Syndication Event, Lender may immediately apply such funds in satisfaction of any unpaid principal of and accruing interest on the Note; provided that if any one or more of the Events of Default specified in ss.11.1 (k), ss.11.1 (l), or ss.11.1 (m), above, shall occur with respect to any Borrower, the Lender's obligations to make Advances hereunder automatically shall so terminate and all unpaid principal of and accrued interest on the Note, together with all other amounts owing under the Loan Documents, automatically shall become and be immediately so due and payable, without any declaration or other act on the part of the Lender.

11.3 Other Remedies. If any one or more of the Events of Default shall have occurred and continued beyond any applicable grace periods, and whether or not the Lender shall have terminated its obligations to make Advances or accelerated the maturity of the Loan pursuant to ss.11.2 or obtained a first priority lien on all of the properties comprising the Project, the Lender may proceed to protect and enforce its rights and remedies under this Agreement, the Note or any of the other Loan Documents, including, by foreclosure, exercise of set-off or pledge rights and/or by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if any amount owed to the Lender shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender. No remedy conferred upon the Lender or the holder of the
Note in this Agreement or in any of the other Loan Documents is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

11.4 Distribution of Collateral Proceeds. In the event that, following the occurrence and during the continuance of any Default or Event of Default, the Lender receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

      (a) First, to the payment of, or (as the case may be) the reimbursement of the Lender for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in connection with the collection of such monies by the Lender, for the exercise, protection or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Lender against any taxes or liens which by law shall have, or may have, priority over the rights of the Lender to such monies;

      (b) Second, to all other Obligations in such order or preference as the Lender may determine; provided, however, that the Lender may in its discretion make proper allowance to take into account any Obligations not then due and payable;

      (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lender of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

      (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

11.5 Power of Attorney. For the purposes of carrying out the provisions and exercising the rights, remedies, powers and privileges granted by or referred to in this Article, after the occurrence of an Event of Default and during the continuation thereof the Borrower hereby irrevocably constitutes and appoints the Lender its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in this Article, in the name and on behalf of the Borrower. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

11.6 Waivers. The Borrower hereby waives to the extent not prohibited by applicable law and to the extent not expressly required hereunder (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof or of any of the other Loan Documents), protests and notices of dishonor, (b) any requirement of diligence or promptness on the Lender's part in the enforcement of its rights (but not fulfillment of its obligations) under the provisions of this Agreement or any of the other Loan Documents, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Borrower may now or hereafter have with respect to its liability under this Agreement or under any of the other Loan Documents.

12. SETOFF. After an Event of Default, Borrower hereby grants to Lender a direct and continuing lien, right of set off and security interest, as security for the Obligations, whether now existing or hereafter arising, upon and against all Operating Accounts (excluding all non-Borrower accounts or trust accounts) deposits, credits, collateral and other property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity related to or affiliated with Lender or in transit to any of them. Regardless of the adequacy of any other collateral, after the occurrence of an Event of Default continuing beyond any applicable grace periods, any such deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of the Lender where such deposits are held) credits, collateral and property may be applied to or set off, without notice or compliance with any other condition precedent (all of which is hereby waived) against the payment of the Obligations and any and all other Obligations in such manner and order as Lender in its sole discretion may determine subject to ss.11.4.

13. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income), including any recording, mortgage or intangibles taxes in connection with the Security Deed, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Lender after the Closing Date (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) all title insurance premiums, and the reasonable fees, expenses and disbursements of the Lender's counsel or any local counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Loan and the Loan Documents and other instruments mentioned herein, the making of each Advance hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the reasonable fees, expenses and disbursements of the Lender incurred in connection with the preparation, administration or interpretation of the Loan and the Loan Documents and other instruments mentioned herein, and the making of each Advance hereunder (including all reasonable Appraisal fees, and surveyor fees subject to the terms of ss.9.5 hereof), (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs) and the reasonable fees and costs of consultants, accountants, auctioneers, receivers, brokers, property managers, appraisers, investment bankers or other experts retained by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any Obligor or the administration thereof after the occurrence and during the continuation of a Default or Event of Default and (ii) any litigation, proceeding or dispute arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower, (f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings in accordance with the terms hereof; and (g) all reasonable costs associated with annual inspections, or at any time after the occurrence and continuation of an Event of Default, all reasonable expenses incurred by Lender for site visits for real property located outside of the Commonwealth of Massachusetts which expenses shall not exceed $1,000.00 per property. The covenants of this Section shall survive payment or satisfaction of payment of all amounts owing with respect to the Note.

14. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any brokerage, leasing, finders or similar fees, (b) any disbursement of the proceeds of any of the Advances, (c) any condition of the properties comprising the Project whether related to the quality of construction or otherwise, (d) any actual or proposed use by the Borrower of the proceeds of any of the Advances, (e) any actual or alleged violation of any Requirements or Project Approvals, (f) any action taken by Lender to enforce its rights and remedies under the Loan Documents, including the rights and remedies set forth in ss.11 hereof, or (g) the Borrower entering into or performing this Agreement or any of the other Loan Documents, in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lender shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay within thirty (30) days the reasonable fees and expenses of such counsel. The obligations of the Borrower under this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such claim, action or suit exists. If, and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

15. LIABILITY OF THE LENDER. The liability of the Lender to the Borrower for any breach of the terms of this Agreement by the Lender shall not exceed a sum equal to the amount which the Lender shall be determined to have failed to advance in consequence of a breach by the Lender of its obligations under this Agreement, together with interest thereon at the rate payable by the Borrower under the terms of the Note for Advances which the Borrower is to receive hereunder, computed from the date when the Advance should have been made by the Lender to the date when the Advance is, in fact, made by the Lender, and, upon the making of any such payment by the Lender to the Borrower, the same shall be treated as an Advance under this Agreement, in the same fashion as any other Advance under the terms of this Agreement. In no event shall the Lender be liable to the Borrower, or anyone claiming by, under or through the Borrower, for any special, exemplary, punitive or consequential damages, whatever the nature of the breach of the terms of this Agreement by the Lender, such damages and claims therefor being expressly WAIVED by the Borrower.

      Notwithstanding the foregoing, Borrower agrees that no action shall be commenced by Borrower for any claim of any kind against the Lender under or in connection with this Agreement unless written notice specifically setting forth the claim of Borrower shall have been given to the Lender within ninety (90) days after the occurrence of the event which Borrower alleges gives rise to such claims, and failure to give such notice shall constitute a WAIVER of any such claim.

16. RIGHTS OF THIRD PARTIES. All conditions to the performance of the obligations of the Lender under this Agreement, including the obligation to make Advances, are imposed solely and exclusively for the benefit of the Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to make Advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it desirable to do so.

17. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Note, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower pursuant hereto and thereto shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lender of the Advances, as herein contemplated, and shall continue in full force and effect either (i) so long as any amount due under this Agreement or the Note or any of the other Loan Documents remains outstanding or the Lender has any obligation to make any Advances or (ii) for such longer period as may be provided for herein or in any other Loan Document. All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of any Person or any Subsidiary thereof pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person.

18. ASSIGNMENT AND PARTICIPATION.

18.1 Conditions to Assignment by Lender. Except as provided herein, the Lender may assign to one or more banks or other entities (the "Banks") its interests, rights and obligations under this Agreement; provided, however, prior to the occurrence and continuation of an Event of Default: (i) the Lender may only assign up to fifty (50%) percent of its interests, rights, and obligation under this Agreement, (ii) any such assignee shall be a financial institution with a net worth of not less than $100,000,000; and (iii) Lender shall provide the Borrower with at least thirty (30) days' prior written notice of such intended assignment. From and after the effective date of any such assignment, (i) the assignee thereunder shall be deemed to be a party hereto and, to the extent agreed to by the Lender, have the rights and obligations of a Lender hereunder, and (ii) the Lender shall, to the extent of its interest assigned as provided herein, be released from its obligations under this Agreement.

18.2 New Notes, Agreement. Upon any such assignment by the Lender, the Borrower, at its own expense, shall execute and deliver to the Lender (a) in exchange for the Note, a new Note (or Notes) to the order of each such assignee in an amount equal to the amount assumed by such assignee and, if the Lender has retained some portion of its obligations hereunder, a new Note to the order of the Lender in an amount equal to the amount retained by it hereunder and (b) an amendment to this Agreement and any other Loan Documents, as may be reasonably requested by the Lender, to evidence the assignment, provide for the rights and interest of the assignee, and establish the rights, responsibilities and obligations of the Lender as agent for itself and any such assignee. Such new Note (or Notes) shall be provided as replacements for the surrendered Note (or Notes), shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Note (or Notes), shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Note (or Notes). Within five (5) days of issuance of any new Notes pursuant to this ss.18.2, the Borrower shall deliver an opinion of counsel, addressed to the Lender and the Agent (if any), relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lender. The surrendered Note (or Notes) shall be canceled and returned to the Borrower.

18.3 Participations. The Lender (and any Bank) may sell participations to one or more banks or other entities in all or a portion of the Lender's (or Bank's) rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale of participations shall not affect the rights and duties of the Lender (or Bank) hereunder to the Borrower and (b) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the right to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on the Loan, extend the term or increase the amount of the Loan or extend any regularly scheduled payment date for principal or interest.

18.4 Pledge by the Lender. The Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of the Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the Lender from its obligations hereunder or under any of the other Loan Documents.

18.5 No Assignment by the Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior approval of the Lender.

19. RELATIONSHIP. The relationship between the Lender and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

20. NOTICES. Except as otherwise provided herein or in any other Loan Document, each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier, by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or by facsimile transmission, and addressed as follows:


                  If to the Lender:

                  Citizens Bank of Massachusetts
                  28 State Street
                  Boston, Massachusetts 02109
                  Attention:  Mr. Daniel R. Ouellette
                              Vice President
                  Facsimile: (617) 725-5602

                  with a copy to:

                  Goulston & Storrs, P.C.
                  400 Atlantic Avenue
                  Boston, Massachusetts 02110
                  Attention: James H. Lerner, Esq.
                  Facsimile: (617) 574-4112

                  If to the Borrower:

                  Franklin Street Partners Limited Partnership
                  401 Edgewater Place
                  Suite 110
                  Wakefield, Massachusetts 01880-6210
                  Attention:  President
                  Facsimile: (781) 246-2807

                  with a copy to:

                  Hale and Dorr LLP
                  60 State Street
                  Boston, Massachusetts 02109
                  Attention:  Kenneth A. Hoxsie, Esq.
                  Facsimile: (617) 526-5000

Each Notice shall be effective upon being personally delivered, receipt of facsimile transmission or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. However, (i) the time period in which a response to such Notice must be given or any action taken with respect thereto (if any), and (ii) the commencement of a default period, to the extent notice is required hereunder, shall commence to run from the date of receipt if personally delivered, sent by facsimile transmission, or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days' prior Notice thereof, the Borrower or the Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

21. GOVERNING LAW. This Agreement and each of the other Loan Documents, except as otherwise specifically provided therein, are contracts under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law).

22. CONSENT TO JURISDICTION; WAIVERS. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO NONEXCLUSIVE PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. THE BORROWER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH IN ss.20 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE

LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST THE BORROWER, AND AGAINST ANY PROPERTY OF THE BORROWER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER HEREUNDER OR THE SUBMISSION HEREIN BY THE BORROWER TO NONEXCLUSIVE PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

23. PREFERENCES. Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note, the Security Deed or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of such obligations. To the extent Borrower makes a payment or payments to Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy law, state or federal law, the obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

24. RULES OF INTERPRETATION. The following rules of interpretation shall govern:

      (a) A reference to any Loan Document, agreement, budget, document or schedule shall include such agreement, budget, document or schedule as revised, amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

      (b) A reference to any Exhibit hereto shall be deemed to specifically incorporate the terms and provisions of such Exhibit herein.

      (c) The singular includes the plural and the plural includes the singular.

      (d) A reference to any law includes any amendment or modification to such law.

      (e) A reference to any Person includes its permitted successors and permitted assigns.

      (f) Accounting terms not otherwise defined herein have the meaning assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

      (g) The words "approval" and "approved", as the context so determines, means an approval in writing given to the Person seeking approval after full and fair disclosure to the Person giving approval of all material facts necessary in order to determine whether approval should be granted.

      (h) Reference to a particular "ss." refers to that section of this Agreement unless otherwise indicated.

      (i) Use of the word "including" shall mean "including, without limitation" unless the context otherwise requires.

25. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

26. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

27. ENTIRE AGREEMENT. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided inss.28.

28. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lender may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No Advance made by the Lender hereunder during the continuance of any Default or Event of Default shall constitute a waiver thereof. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. Any amendment to this Agreement or any other Loan Document shall be made in writing and signed by the Borrower and the Lender.

29. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

30. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

31. LIMITED RECOURSE. No deficiency will be sought or judgment for money damages will be entered against the general partners (the "General Partners") or limited partners of the Borrower (collectively, the "Partners") with respect to any deficiency remaining after foreclosure of any Security Deed and the Partners shall not be personally liable in any action with respect to any deficiency remaining after any such foreclosure or to collect any amount payable under this Agreement, the Note and the other Loan Documents.

      Notwithstanding the foregoing, however, nothing contained in this Section 31 shall in any way whatsoever release, affect, impair or derogate from the indebtedness evidenced by this Agreement and other Loan Documents, or the liabilities and obligations of the Borrower under the Loan Documents or in connection therewith, or restrict, impair or preclude the exercise of any of the rights and remedies of the Lender under the Loan Documents, or otherwise available at law or in equity, including, without limitation, any action to foreclose a Security Deed or Deeds, actions against the Borrower that do not seek to impose personal liability on the Partners, or the exercise of the rights and remedies of Lender under this Agreement or any other Loan Document.

      Further, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way release or restrict the liability of the General Partners to the Lender under any separate guarantees or indemnities provided in connection with the Loan or for all amounts arising out of or relating to the following (provided however, that in no event shall any of the general partners or limited partners of Franklin Street Partners Limited Partnership have any liability whatsoever to the Lender):

      (i) fraud or intentional misrepresentation made in connection with this Note, any Security Deed or Deeds, or any of the other Loan Documents, or any property comprising the Project;

      (ii) other than in accordance with the requirements of the Loan Documents, the misappropriation of (a) proceeds of condemnation actions or insurance covering any portion of the Project, or (b) proceeds of the sale or transfer of any portion of any property comprising the Project, or (c) proceeds from any Syndication Event; and

      (iii) rental payments received by or on behalf of the Borrower subsequent to the date on which the Lender makes written demand therefor pursuant to the Loan Documents following the occurrence and during the continuation of an Event of Default.

            [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                           FRANKLIN STREET PARTNERS
                                           LIMITED PARTNERSHIP

                                           By: /s/ Geaorge J. Carter
                                              ----------------------
                                           Name: George J. Carter
                                           Its:  Managing General Partner

                                           FSP WESLAYAN OAKS LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           ESSEX LANE ASSOCIATES LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP APARTMENT PROPERTIES
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: George J. Carter
                                                    Its:  President

                                           FSP PARK SENECA LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP SANTA CLARA LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP PIEDMONT CENTER LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: George J. Carter
                                                    Its:  President

                                           ONE TECHNOLOGY DRIVE LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP NORTH ANDOVER OFFICE PARK
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           CITIZENS BANK OF MASSACHUSETTS

                                           By: /s/ Daniel R. Ouellette
                                              ------------------------
                                           Name: Daniel R. Ouellette
                                           Title: Vice President

                                    Exhibit A

                                JOINDER AGREEMENT

                                                           -----------, -------

      Reference is made to the Loan Agreement, dated as of February 23, 1999 (as amended on the date hereof and as from time to time further amended and in effect, the "Loan Agreement"), among Franklin Street Partners Limited Partnership ("FSP"), those other Borrowers listed on Schedule 2 (as amended) of the Loan Agreement and each other Borrower (collectively, the "Borrower") which from time to time is a party to the Loan Agreement, and Citizens Bank of Massachusetts (the "Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

      In consideration of and as an inducement to the Lender continuing to provide financing under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ________________________ (the "Additional Borrower"), a Wholly Owned Subsidiary of FSP, hereby acknowledges and agrees to the terms and conditions of the Loan Agreement and the Note, joins in the agreements of the Borrower under the Loan Agreement and the Note and agrees that all Obligations of the Borrower under the Loan Agreement and the Note shall be the obligations, jointly and severally, of the Additional Borrower with the same force and effect as if the Additional Borrower was originally a Borrower under the Loan Agreement and an original signatory to the Loan Agreement and the Note. Furthermore, the Additional Borrower shall have all the liabilities and obligations of a maker under the Note.

      The Additional Borrower further agrees that its liability hereunder is direct and primary and may be enforced by the Lender before or after proceeding against any other Borrower or the Guarantor.

      Unless waived by the Lender, at least five (5) Business Days prior to this Joinder Agreement becoming effective, the Additional Borrower shall have delivered to the Lender, with respect to such Additional Borrower's property(ies), those documents referred to in Section 6.5 and current and historical financial statements reasonably requested by Lender with respect to the Additional Borrower. Such documents and statements shall not be subject to Lender's approval or satisfaction.

      The undersigned hereby represents and warrants to the Lender that it has the complete right, power and authority to execute and deliver this Joinder Agreement and, to perform all of the obligations hereunder and the Obligations under the Loan Agreement and the Note. This Joinder Agreement shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

      Executed as a sealed instrument as of the __ day of __________, ______.

                                           ----------------------------
                                           By:  ________________________
                                           Its: General Partner

                                                    By:____________________
                                                    Name: ________________
                                                    Its:  __________________
Acknowledged and Agreed:

Franklin Street Partners Limited Partnership, as agent for each Borrower

By:_____________________, its sole general partner (SEAL)

FSP Holdings LLC, as Guarantor

By:______________________________(SEAL)

                                   Schedule 1
                                   Definitions

      Advance. Any disbursement, including a readvance of any amount previously repaid by the Borrower, of the proceeds of the Loan made or to be made by the Lender pursuant to the terms of this Agreement.

      Agreement. This Loan Agreement, including the Schedules and Exhibits hereto.

      Annual Fee. Seess.4.

      Appraisal. With respect to each property included in the Project an appraisal of the "as built" market value of such property, or any property comprising the Project, performed by a qualified independent appraiser approved by the Lender.

      Appraised Value. The market value of the any individual property included in the Project, determined by the most recent Appraisal obtained pursuant hereto, as such may be reviewed and adjusted by the Lender.

      Availability. The difference between (i) the Loan Amount, and (ii) the aggregate of (x) the aggregate Stated Amount under all outstanding L/Cs, and (y) the unpaid principal balance owed under the Loan.

      Balance Sheet Date. December 31, 1998 on a pro forma basis.

      Borrower. As defined in the preamble hereto. All definitions, representations, warranties, covenants, rights and remedies provided for herein apply to each entity individually and collectively except as the context otherwise provides. Further, any and all references to Obligations shall mean and refer to the joint Obligations of each entity to the Lender. Any and all Advances hereunder shall be advanced to one of the entities but shall represent an Obligation of all of the entities to the Lender.

      Business Day. Any day on which the Lender is open for the transaction of banking business in Boston, Massachusetts.

      Closing Date. The first date on which the conditions set forth inss.6 have been satisfied.

      Closing Fee. Seess.4.

      Code. The Internal Revenue Code of 1986 and the regulations thereunder, all as amended and in effect from time to time.

      Collateral. All of the property, rights and interests that are or are intended to be subject to the security interests, assignments, and mortgage liens created by the Security Documents, including, without limitation, all of the properties comprising the Project.

      Consolidated Indebtedness. After elimination of duplication, for the Borrower, all obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all liabilities under capitalized leases; (d) all guaranties, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including the obligations to reimburse the issuer in respect of any letters of credit, and (e) all unsecured indebtedness.

      Debt Service Charges. For any fiscal period of the Borrower, the sum of the expenses of the Borrower for such period for (x) Debt Service On The Loan, and (without duplication) any other principal and interest on Consolidated Indebtedness secured by all or any part of the Project and (y) fees payable under the Loan Documents, or in connection with any other Consolidated Indebtedness secured by all or any part of the Project in each case determined in accordance with generally accepted accounting principles.

      Debt Service on the Loan. Shall mean the principal and interest payable under the Loan during the test period based upon the greater of: (i) the actual interest rate in effect under the Loan for the test period plus principal payments based upon a twenty (20) year amortization schedule, or (ii) the greater of (I) the rate for the ten (10) year United States Treasury obligations in amounts approximating the principal balance of the Loan during the test period plus one hundred eighty five (185) basis points, or (II) seven and one-half percent (7.5%) per annum, plus in the case of (I) and (II), principal payments based upon a twenty (20) year amortization schedule.

      Default. A condition or event which would, with either the giving of notice or lapse of time or both, constitute an Event of Default.

      Default Rate. See the Note.

      Distribution. The (i) declaration or payment of any dividend, (ii) distribution of cash or other property, (iii) purchase, redemption, or other retirement (directly or indirectly), (iv) repayment of any loan to any Person directly or indirectly holding an interest in Borrower, or (iv) other distribution, in each case, of, on or in respect of any shares of any class of capital stock, partnership interests, or other beneficial or ownership interests of the Borrower.

      Drawdown Date. The date that an Advance is made hereunder.

      Environmental Laws. As defined in the Indemnity Agreement.

      Environmental Report(s). The environmental site assessment reports listed on Schedule 6 attached hereto.

      ERISA Plan. Any employee benefit, employee pension, or multiemployer plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

      Event of Default. Seess.11.

      Financing Statements. Uniform Commercial Code Form 1 Financing Statement(s) from the Borrower in favor of the Lender.

      FSP. As defined in the Preamble.

      Generally accepted accounting principles. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

      Government Authority. The United States of America, the State in which any of the properties comprising the Project is located, the city or town in which the Land is located, and any political subdivision agency, authority, department, commission, board, bureau, or instrumentality of any of them.

      Gross Cash Receipts. The sum of cash actually received during any test period of the Borrower and FSP, including, without limitation, cash received with respect to the properties comprising the Project in payment of the following items:

      (a) rentals, including minimum or base rent, percentage rent, and rent attributable to recovery of tenant improvement costs received from tenants occupying space in the properties comprising the Project during such period;

      (b) cash reimbursements from tenants of operating expenses, insurance premiums, and real estate taxes and the cost of tenant improvements;

      (c) parking revenues received in connection with the operation of parking facilities;

      (d) receipts from laundries, vending machines, recreational facilities and any and all other operating revenues received from the Project; and

      (e)   security deposits, to the extent applied by Borrower.

If the Borrower shall receive cash by reason of fire or other casualty insurance proceeds, or a taking by eminent domain, or a loan or advance or a sale of any part of the Project, such amounts shall not be included in Gross Cash Receipts unless such cost to repair is included in the calculation of expenses.

      Gross Cash Receipts shall be determined on a cash basis consistent with the basis used in the preparation of the computations of Gross Cash Receipts furnished pursuant to ss.9.2 of this Agreement

      Guarantor. FSP Holdings LLC, a Delaware limited liability company.

      Hazardous Substances. As defined in the Indemnity Agreement.

      Indebtedness. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all liabilities under capitalized leases; (d) all guaranties, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including the obligations to reimburse the issuer in respect of any letters of credit, and (e) all unsecured indebtedness.

      Indemnity Agreement. The Environmental Warranty and Indemnification Agreement dated or to be dated on or prior to the Closing Date, made, jointly and severally, by the Borrower in favor of the Lender, as the same may hereafter be amended with the prior written consent of Lender.

      Investment. All expenditures made and all liabilities incurred (continently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect to any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person.

      Joinder Documents. The one or more joinder agreements to be executed by a Wholly Owned Subsidiary which is to become a Borrower after the Closing Date in the form attached hereto as Exhibit A.

      L/C. Any Letter of Credit, the issuance of which is procured by the Lender for the account of the Borrower and any letter of credit made on account of such letter of credit.

      L/C Agreement. Seess.2.6(a)

      L/C Fee. Seess.4

      L/C Limit. The aggregate maximum Stated Amounts of all L/C's issued by the Lender on behalf of the Borrower shall not exceed the lesser of (i) ten (10%) percent of the Loan Amount, or (ii) the Availability.

      Loan. The loan or any portion thereof which is the subject of this Agreement.

      Loan Amount. An amount equal to $25,000,000.

      Loan Documents. This Agreement, the Note, the Guaranty, the Indemnity Agreement, the Joinder Documentation, and the Security Documents, and all other agreements, documents and instruments now or hereafter evidencing, securing or otherwise relating to the Loan, all as the same may hereafter be amended with the prior written consent of Lender.

      Maturity Date. February 23, 2001 which date may be extended from time to time upon the mutual written agreement between the Lender and the Borrower.

      Loan to Value Ratio. Seess.10.8(a)

      Net Operating Income. The amount by which the Gross Cash Receipts of (i) the Borrower from all of the properties comprising the Project and (ii) FSP for any fiscal period exceed the aggregate of the following items for such fiscal period:

      (a) all operating costs and expenses incurred by FSP Holdings LLC in its operations or incurred by the Borrower in the operation of the properties comprising the Project, including, without limitation, real estate taxes and betterment assessments, management fees for each of the properties comprising the Project and cash security deposits from tenants returned to tenants in cash to the extent the same were included as a part of Gross Cash Receipts;

      (b) the greater of: (i) actual capital expenditures on the Project in such test period or (iii) a capital expenditure reserve of $.50 square feet of space at the Project;

      (c) for tenancies of space in the Project, the cost and expense (including brokerage commissions) of leasing space in the Project and performing tenant improvement work; and

      (d) funded reserves established for replacement and other purposes for the Project for which funds are set aside in a separate account or accounts,

paid in cash (or, in the case of reserves, set aside in cash) during such period, but there shall not be deducted from Gross Cash Receipts amounts paid from funded reserves theretofore established. Without limitation, charges for income taxes, capital gain taxes, corporate excise taxes and similar taxes, and depreciation, amortization and other non-cash expenses shall not be deducted from Gross Cash Receipts in determining Net Operating Income.

      Net Operating Income shall be determined on a cash basis, modified as described above, consistent with the basis used in the preparation of the computations of Net Operating Income furnished pursuant to ss.9.2 of this Agreement.

      Note. The Master Promissory Note in the principal face amount of the Loan Amount dated as of the date hereof, made by the Borrower to the order of the Lender, as such Promissory Note may hereafter be extended, renewed, replaced, substituted, or modified with the prior written consent of Borrower and Lender.

      Obligations. All indebtedness, obligations and liabilities of the Borrower to the Lender, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Advances or the Note.

      Operating Accounts. Accounts established and maintained with the Lender for those Borrowers owning properties which are (i) part of the Project and (ii) located within the Commonwealth of Massachusetts. The term Operating Accounts shall specifically exclude any trust accounts in the name of such Borrowers.

      Organizational Documents. For any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated association, business or other legal entity, the documents pursuant to which such entity has been established or organized, as such documents may hereafter be amended with the prior written consent of Lender which shall not be unreasonably withheld or delayed.

      Outstanding. With respect to the Advances or the Loan, the aggregate unpaid principal thereof as of any date of determination.

      Owner(s). The following entities which each hold fee title to one of the properties comprising the Project: FSP Weslayan Oaks Limited Partnership, Essex Lane Associates Limited Partnership, FSP Apartment Properties Limited Partnership, FSP Park Seneca Limited Partnership, FSP Santa Clara Limited Partnership, FSP Piedmont Center Limited Partnership, One Technology Drive Limited Partnership and

FSP North Andover Office Park Limited Partnership as may be supplemented as provided herein.

      Permitted Liens. Liens: (i) permitted by ss.9.4, (ii) for taxes unpaid and diligently contested in good faith by the Borrower unless payment is required prior to the contesting of any such taxes and provided no enforcement proceedings have been commenced with respect to any lien filed in connection with such dispute and adequate reserves have been established for such taxes,
(iii) for assessments, governmental charges, liens or claims for labor, materials or supplies which do not materially interfere with the use of the properties comprising the Project or the operation of the business of the Borrower and do not exceed in the aggregate at any one time $500,000.00.

      Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

      Personal Property. All materials, furnishings, fixtures, furniture, machinery, equipment and all items of tangible or intangible personal property now or hereafter owned or acquired by the Borrower, in which the Lender has been, or will be granted an interest to secure the Project Obligations.

      Project. Collectively, the following properties: 3231 Allen Parkway, Houston, Texas; Weslayan Oaks Apartments, 4041 Drake Street and 4041 Law Street, Houston, Texas; Essex House, 3919 Essex Lane, Houston, Texas; 1515 Mockingbird, Charlotte, North Carolina; 4995 Patrick Henry Drive, Santa Clara, California; 33 and 37 Villa Road, Greenville, South Carolina; One Technology Drive, Peabody, Massachusetts; 451 Andover Street, North Andover and 203 Turnpike Street, Massachusetts, and other properties as may be supplemented as provided herein.

      Project Approvals. All approvals, consents, waivers, orders, agreements, acknowledgments, authorizations, permits and licenses required under applicable Requirements or under the terms of any restriction, covenant or easement affecting any of the properties comprising the Project, or otherwise necessary or desirable, for the ownership, acquisition, construction, equipping, use, occupancy and operation of any of the properties comprising the Project, whether obtained from a Governmental Authority or any other Person.

      Requirements. Any law, ordinance, code, order, rule or regulation of any Governmental Authority relating in any way to the acquisition, ownership, construction, use, occupancy and operation of the properties comprising the Project.

      Roll-Up. The acquisition (by merger, consolidation or otherwise) by FSP, or an affiliate, of limited partnership interests or other similar interests in an owner of real property established or sponsored by FSP, the Borrower, or an affiliate, in connection with such owner of real property becoming a Wholly Owned Subsidiary.

      Security Deed(s). Those certain Mortgage, Security Agreements and Assignments and Deeds of Trust, Security Agreements and Assignments, delivered on or before the Closing Date and held in escrow as provided herein.

      Security Documents. The Security Deed(s), the Financing Statements and any other agreement, document or instrument now or hereafter securing the Obligations, all as the same may hereafter be amended with the prior written consent of Lender and Borrower.

      Stated Amount. The face amount of any L/C.

      Subsidiary. Any corporation, partnership, association, trust, or other business entity of which the Borrower shall at any time own directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority of the beneficial or ownership interests therein.

      Survey. An ALTA "as built" Survey.

      Syndication Event. The sale by the Borrower, or an affiliate, of limited partnership interests or other similar interests in an owner of real property established by the Borrower, or an affiliate in connection with the syndication of such property by the Borrower.

      Taking. Any condemnation for public use of, or damage by reason of, the action of any Governmental Authority, or any transfer by private sale in lieu thereof, either temporarily or permanently.

      Tangible Net Worth. The excess of Total Assets over Total Liabilities, and less the sum of:

      (a) the total book value of all assets of the Borrower properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

      (b) all amounts representing any write-up in the book value of any assets of the Borrower resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

      (c) to the extent otherwise includable in the computation of Tangible Net Worth, any subscriptions receivable.

      Termination Date. The earlier of: (i) the occurrence of an Event of Default and the continuation thereof beyond any applicable grace periods, (ii) the payment in full of all Obligations and the termination of the Borrower's rights to request Advances, or (iii) the Maturity Date.

      Title Insurance Company. The companies listed on Schedule 7 attached hereto.

      Title Policy. An ALTA standard form owners title insurance policy issued by the Title Insurance Company.

      Total Assets. All assets of the Borrower determined in accordance with generally accepted accounting principles.

      Total Liabilities. All liabilities of the Borrower determined in accordance with generally accepted accounting principles and all Indebtedness of the Borrower, whether or not so classified.

      Transaction Fee. Seess.4.

      Value of the Project. As of the relevant date of determination the aggregate value of all of the properties comprising the Project based upon the next preceding twelve (12) month Net Operating Income divided by a 9.50% capitalization rate.

      Wholly Owned Subsidiaries. Any Subsidiary which: FSP or its principals shall own directly or indirectly (through a Subsidiary or Subsidiaries) 100% of the outstanding voting interest and economic interest.

                                   Schedule 2

                List of Borrowers; General Partners of Borrowers

Part A

      Wholly Owned Subsidiaries

      FSP Weslayan Oaks Limited Partnership

      Essex Lane Associates Limited Partnership

      FSP Apartment Properties Limited Partnership

      FSP Park Seneca Limited Partnership

      FSP Santa Clara Limited Partnership

      FSP Piedmont Center Limited Partnership

      One Technology Drive Limited Partnership

      FSP North Andover Office Park Limited Partnership

      General Partner of the Wholly Owned Subsidiaries Listed in Part A

      The sole general partner of each of the above-listed Wholly Owned Subsidiaries is FSP Holdings LLC.

Part B

      Wholly Owned Subsidiaries Which Are Not Borrowers Hereunder

      FSP Holdings LLC, the sole member of which is Franklin Street Partners Limited Partnership.

      Franklin Street Partners Limited Partnership

      The General Partners of Franklin Street Partners Limited Partnership are the following:

                  George J. Carter
                  R. Scott MacPhee
                  Richard R., Norris
                  William W. Gribbell

                                   Schedule 3

                             [Intentionally Deleted]

                                   Schedule 4

                              Advance/Loan Request

                                     [Date]

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts  02109
         Attention:  _______________
         Loan No.  ________________

Dear Gentlemen:

      This letter is to request an Advance of the above-referenced loan in the amount of $________________ (the "Advance"). The Advance shall be transferred to Account No. _________________ with Citizens Bank of Massachusetts and received in said Account by _________, ______ at _________ a.m./p.m.

                                Very truly yours,

                                FRANKLIN STREET PARTNERS
                                LIMITED PARTNERSHIP

                                By:________________________
                                Name:
                                Its:

                                   Schedule 5

                                  Subsidiaries


         FSP Holdings LLC
         FSP Investments LLC
         FSP Property Management LLC
         FSP Weslayan Oaks Limited Partnership Essex Lane Associates Limited Partnership FSP Apartment Properties Limited Partnership FSP Park Seneca Limited Partnership FSP Santa Clara Limited Partnership FSP Piedmont Center Limited Partnership One Technology Drive Limited Partnership FSP North Andover Office Park Limited Partnership

                                   Schedule 6

                              Environmental Reports

1. Environmental Site Assessment of Weslayan Oaks Apartments, 4041 Law Street, Houston, Texas, prepared by Maxim Technologies, Inc., 222 Cavalcade, Houston, Texas 77009, Report No. 1409703208.10.

2. Level I Environmental Site Assessment of 203 Turnpike Street and 451 Andover Street, North Andover, Massachusetts prepared by Rizzo Associates, Inc., 235 West Central Street, Natick, Massachusetts 01760.

3. Phase I Environmental Site Assessment of Piedmont Center, Greenville, South Carolina, prepared by S&ME, Inc., 400 Northeast Drive, Suite A, Columbia, South Carolina, dated February 1998, Project No. 1614-98-005.

4. Phase I Environmental Site Assessment of Park Seneca Office Building, Charlotte, North Carolina, prepared by S&ME, Inc., 400 Northeast Drive, Suite A, Columbia, South Carolina, dated June 1997, Project No. 1614-97-274.

5. Environmental Site Assessment of One Technology Drive, Peabody, Massachusetts, prepared by Hidell-Eyster Technical Services, Inc., 195 Whiting Street, Hingham, Massachusetts, dated October 12, 1995, Project No. 05-95039.

6. Environmental Site Assessment of Allen Parkway, Houston, Texas, prepared by Southwestern Laboratories, Inc., 1225 North Loop West, Suite 1000, P.O. Box 8768, Houston, Texas 77249, Project No. 505193-039.

7. Phase I Real Estate Transfer Assessment of Essex House Apartment Complex, Houston, Texas, prepared by Roy F. Weston, Inc., 5599 San Felipe, Suite 700, Houston, Texas 77056, dated June 28, 1993.

8. Phase I Environmental Site Assessment of 4995 Patrick Henry Drive, Santa Clara, California, prepared by E2C, Inc., Civic Center Tower, 675 North First Street, Fifth Floor, San Jose, California 95112, dated November 11, 1997.

                                   Schedule 7

                            Title Insurance Companies

1.    Park Seneca Office Building
      1515 Mockingbird Lane
      Charlotte, North Carolina

      Owner:            FSP Park Seneca Limited Partnership
                        (a Massachusetts limited partnership)

      Title Insurance:  Chicago Title Insurance Company
                        Policy No. 34-901-106-9702056

2.    Piedmont Center Office Building
      33 and 37 Villa Road
      Greenville, South Carolina

      Owner:            FSP Piedmont Center Limited Partnership
                        (a Massachusetts limited partnership)

      Title Insurance:  Lawyer's Title Insurance Company
                        Policy No. 136-00-791341

3.    Weslayan Oaks Apartments
      Houston, TX

      Owner:            FSP Weslayan Oaks Limited Partnership
                        (a Massachusetts limited partnership)

      Title Insurance:  Chicago Title Insurance Company
                        Policy No. 44-901-100-000209414

4.    Essex House
      Houston, TX

      Owner:            Essex Lane Associates Limited Partnership
                        (a Massachusetts limited partnership)

      Title Insurance:  Stewart Title Guaranty Company
                        Policy No. 0-5841-42283

5.    3231 Allen Parkway (Reata)
      Houston, TX

      Owner: FSP Apartment Properties Limited Partnership (a Massachusetts limited partnership)

      Title Insurance:  Commonwealth Land Title Insurance Company
                        Policy No. 175-122691

6.    4995 Patrick Henry Drive
      Santa Clara, CA

      Owner:            FSP Santa Clara Limited Partnership
                        (a Massachusetts limited partnership)

      Title Insurance:  Chicago Title Insurance Company
                        Policy No. 779332

7.    One Technology Drive
      Peabody, MA

      Owner:            One Technology Drive Limited Partnership
                        (a Massachusetts limited partnership)

      Title Insurance:  First American Title Insurance Company
                        Policy No. 20236549

8.    451 Andover Street
      203 Turnpike Street
      Andover, MA

      Owner: FSP North Andover Office Park Limited Partnership (a Massachusetts limited partnership)

      Title Insurance:  First American Title Insurance Company
                        Policy No. 20251431

                                   Schedule 8

                     Mortgages, Liens and Security Interests

1.    1515 Mockingbird, Charlotte, North Carolina

      a.    North Carolina Secretary of State filings:

            (i)   Fixture Filing with California Federal Bank as Secured Party
            (ii)  Fixture filing with Franklin Street Partners as Secured Party

      b.    Mecklenburg County Registry of Deeds:

            (i) Assignment of Leases, Rents and Profits recorded in Book 5663, page 764
            (ii) Absolute Assignment of Rents and of Landlord's Interest in Leases in favor of California Federal Bank recorded in Book 9184, page 855
            (iii) UCC Financing Statement in favor of California Federal Bank filed as #97-11974, Mecklenburg County Registry, and filed as #001482865, North Carolina Secretary of State
            (iv) Deed of Trust from FSP Park Seneca Limited Partnership to Joseph J. Christian, trustee for Franklin Street Partners Limited Partnership recorded in Book 9184, page 867 as subordinated to the first mortgage by Subordination Agreement recorded in Book 9184, page 874
            (v) UCC Financing Statement in favor of Franklin Street Partners Limited Partnership filed as #97-11975, Mecklenburg County Registry, and filed as #001482866, North Carolina Secretary of State

2.    4995 Patrick Henry Drive, Santa Clara, California

      Santa Clara County filings:

            (i) Real Estate/Fixture Filing with Franklin Street Partners LP as Secured Party
            (ii) Deed of Trust with Assignment of Rents to Franklin Street Partners LP

3.    Weslayan Oak Apartments, Houston, Texas

      a.    Texas Secretary of State filing:

            Real Estate filing with Franklin Street Partners LP as Secured Party

      b.    Harris County Registry of Deeds:

            (i) Deed of Trust dated April 29, 1997, filed for record on April 29, 1997, under Harris County Clerk's File No. S427043, executed by FSP

                  Weslayan Oaks Limited Partnership, a Massachusetts limited partnership to Joseph J. Christian, Trustee, to secure the payment of one note of even date therewith in the original principal sum of $2,000,000.00, payable to the order of George
                  J. Carter, R. Scott MacPhee, Richard R. Norris and William W. Gribbell, bearing interest and due and payable as therein provided, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien.

            (ii) Deed of Trust dated April 29, 1997, filed for record on April 29, 1997, under Harris County Clerk's File No. S427044, executed by FSP Weslayan Oaks Limited Partnership, a Massachusetts limited partnership to Joseph J. Christian, Trustee, to secure the payment of one note of even date therewith in the original principal sum of $2,200,000.00, payable to the order of Franklin Street Partners Limited Partnership bearing interest and due and payable as therein provided, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien.

4.    Essex House, 3919 Essex Street, Houston, Texas

      Harris County Registry of Deeds:

            Vendor's Lien retained in Deed dated June 28, 1993, executed by Essex Investors Ltd., a Texas limited partnership to Essex Lane Associates Limited Partnership, a Massachusetts limited partnership securing the payment of one note of even date therewith in the principal sum of $6,900,000.00 payable to the order of The First National Bank of Boston additionally secured by Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rentals of even date therewith to Robert S. Ladd, Trustee, said Deed Of Trust, Security Agreement, Financing Statement, and Assignment of Rentals filed for record in the County Clerk of Harris County, Texas on June 30, 1993, under Clerk's File No. P-309712; together with all indebtedness of whatsoever nature secured or to be secured thereby and the terms, conditions and stipulations contained in such instruments.

5.    One Technology Drive, Peabody, Massachusetts

      a.    Massachusetts Secretary of State filing:

            Fixture Filing with BayBank as Secured Party

      b.    Town of Peabody, MA

            Fixture Filing with BayBank as Secured Party

      c. Essex South Registry of Deeds and Essex Registry District of the Land Court

            Mortgage, Security Agreement, and Assignment from One Technology Drive Limited Partnership to BayBank, N.A. in the original principal amount of $6,050,000.00, dated September 1, 1995 and recorded on December 1, 1995 in Book 13309, Page 115 and filed as Document No. 314174.

6.    451 Andover Street and 203 Turnpike Street, North Andover, Massachusetts

            Essex South Registry of Deeds:

            Mortgage, Security Agreement and Assignment from BF North Andover Office Park Limited Partnership to BayBank, N.A. in the original principal amount of $5,300,000.00, dated June 13, 1996 and recorded on record on June 13, 1996 as Instrument No. 14846.

                        FIRST AMENDMENT TO LOAN AGREEMENT

      This First Amendment (the "First Amendment") is made as of this 27th day of December, 1999 and hereby amends that certain Loan Agreement dated as of February 23, 1999 (the "Agreement") by and among Franklin Street Partners Limited Partnership, FSP Weslayan Oaks Limited Partnership, Essex Lane Associates Limited Partnership, FSP Apartment Properties Limited Partnership, FSP Parks Seneca Limited Partnership, FSP Santa Clara Limited Partnership, FSP Piedmont Center Limited Partnership, One Technology Drive, Limited Partnership, FSP North Andover Office Park Limited Partnership, other Borrowers which may become parties to the Agreement (individually and collectively the "Borrower") and Citizens Bank of Massachusetts (the "Lender"). Capitalized terms used but not defined herein shall have the meanings attributed thereto in the Agreement, unless otherwise noted herein.

      1. The definition of the Loan Amount is hereby amended by deleting the reference to Twenty Five Million ($25,000,000.00) Dollars and replacing with as follows:

      "Thirty Five Million ($35,000,000.00) Dollars, subject to reduction to Twenty Five Million ($25,000,000.00) Dollars as provided in Section 2.1(b)."

      2. Schedule A of the Loan Agreement is hereby amended by adding the following in alphabetical order thereto:

      "Additional Entities": as defined in paragraph 11 below.

      "Additional Projects": 5751-5771 Copley Drive, San Diego, California and 7250 Perkins Road, Baton Rouge, Louisiana.

      "Permanent Increase Conditions": The granting to the Lender of Security Documents covering the Additional Projects to be held in escrow as provided in the Loan Agreement, the status of title and other due diligence of such Additional Projects shall be in form satisfactory to the Lender and the satisfactory syndication of the Loan and documentation of same by the Lender to a satisfactory financial institution.

      3. The reference in Section 1.3 to Twenty Five Million ($25,000,000.00) Dollars shall be deleted and replaced with Thirty Five Million ($35,000,000.00) Dollars, subject, however, to a decrease as provided in Section 2.1(b).

      4. The Borrower acknowledges that the Borrower shall be obligated to satisfy all of the conditions of closing in Article 6 as it relates to the delivery of the Additional Projects.

      5. The following subsection (b) is added to Section 2.1 of the Agreement as follows:

      "(b) If the Permanent Increase Conditions have not been satisfied on or before February 25, 2000, then the Loan Amount shall revert back to Twenty Five Million ($25,000,000.00) Dollars and the Borrower shall repay such sums as are necessary to reduce the outstanding balance owed under the Loan to the then applicable Loan Amount."

      6. Section 10.8(a) of the Loan Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

      "The ratio ("Loan to Value Ratio") obtained by dividing the outstanding principal balance of the Loan by the Value of the Project, expressed as a percentage, shall not be greater than fifty (50%) percent until the earlier of: (i) February 25, 2000, or (ii) satisfaction of the Permanent Increase Conditions, after which the Loan to Value Ratio shall automatically be decreased to forty (40%) percent."

      7. Section 10.8(f) of the Loan Agreement is hereby amended by deleting the reference of Seventy Million ($70,000,000.00) Dollars and replacing it instead with One Hundred and Five Million ($105,000,000.00) Dollars.

      8. Any and all Loan Documents not specifically amended shall be deemed amended to replace the reference to Twenty Five Million ($25,000,000.00) Dollars to Thirty Five Million ($35,000,000.00) Dollars as provided herein.

      9. Any and all references to the Note shall mean the Amended and Restated Master Promissory in the principal face amount of the Loan Amount dated as of the date hereof, made by the Borrower to the order of the Lender, as such Promissory Note may hereafter be extended, renewed, replaced, substituted, restated, or modified with the prior written consent of the Borrower and Lender.

      10. The Borrower acknowledges and agrees that the Borrower and the Lender are, contemporaneously herewith, revising the existing Security Documents that are presently being held in escrow by the Lender to reflect the increased the Loan Amount as provided in this First Amendment, which revised Security Documents shall continue to be dated as of February 23, 1999 and shall include the Obligations as amended by the First Amendment. The Borrower shall as soon as possible, but in any event before February 25, 2000, provide the Lender with satisfactory title update letters for all existing Projects indicating no intervening liens on such Projects since the issuance of the owners title insurance policies furnished to the Lender by the Borrower.

      11. The Borrower has informed the Lender that the Borrower intends to complete a Roll-Up of FSP Silverside Plantation Limited Partnership, FSP Hillview Center Limited Partnership, and FSP Telecom Business Center Limited Partnership (the "Additional Entities") as of January 1, 2000. The Borrower will cause each Additional Entity to execute the Joinder Documents at the time of the Roll-Up and deliver the required items in Section 6.5 of the Loan Agreement as soon as possible, but in any event on or before February 25, 2000.

      12. The Borrower shall pay the Lender an additional commitment fee of Thirteen Thousand ($13,000.00) Dollars on or before February 25, 2000, which fee shall be deemed fully earned as of the date hereof.

      13. Except as specifically amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect as originally constituted and the Borrower confirms and ratifies all representations, warranties and covenants contained therein.

      14. The Borrower represents and warrants that no event has occurred or failed to occur which constitutes, or which solely with the passage of time or the giving of notice (or both) would constitute an Event of Default. The Borrower confirms that as of the date hereof it does not have any offsets, defenses, claims or counterclaims arising out of the Loan Documents and that to the extent the Borrower has any offsets, defenses, claims or counterclaims the Borrower hereby WAIVES and RENOUNCES such offsets, defenses, claims or counterclaims.

      15. This First Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

      16. This First Amendment may be executed in counterparts each of which shall constitute one single executed document.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the date first above written.

                                           FRANKLIN STREET PARTNERS
                                           LIMITED PARTNERSHIP

                                           By: /s/ George J. Carter
                                              ---------------------
                                           Name: George J. Carter
                                           Its:  Managing General Partner

                                           FSP WESLAYAN OAKS LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           ESSEX LANE ASSOCIATES LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP APARTMENT PROPERTIES
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: George J. Carter
                                                    Its:  President

                                           FSP PARK SENECA LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP SANTA CLARA LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP PIEDMONT CENTER LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: George J. Carter
                                                    Its:  President

                                           ONE TECHNOLOGY DRIVE LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP NORTH ANDOVER OFFICE PARK
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President



                                           CITIZENS BANK OF MASSACHUSETTS

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: Daniel R. Ouellette
                                                    Title: Vice President

      The undersigned Guarantor of the Obligation joins in the execution of this First Amendment and expressly acknowledges and confirms that although not necessary to bind such person, such person consents to the above First Amendment and acknowledges that Obligations as amended herein shall be guaranteed under their Guaranty.

Witness:                                     FSP HOLDINGS LLC,
                                             a Delaware limited lability company

                                             By: /s/ George J. Carter
------------------------------------            ---------------------
                                             Name: George J. Carter
                                             Its:  President

                       SECOND AMENDMENT TO LOAN AGREEMENT

      This Second Amendment (the "Second Amendment") is made as of this 14th day of February, 2001 and hereby amends that certain Loan Agreement dated as of February 23, 1999 as amended by a First Amendment to Loan Agreement dated as of December 27, 1999 (the "Agreement") by and among Franklin Street Partners Limited Partnership, FSP Weslayan Oaks Limited Partnership, Essex Lane Associates Limited Partnership, FSP Apartment Properties Limited Partnership, FSP Park Seneca Limited Partnership, FSP Santa Clara Limited Partnership, FSP Piedmont Center Limited Partnership, One Technology Drive Limited Partnership, FSP North Andover Office Park Limited Partnership, FSP Southfield Centre Limited Partnership, FSP Blue Ravine Limited Partnership, FSP Bollman Place Limited Partnership, FSP Austin N.W. Limited Partnership, FSP Gateway Crossing Limited Partnership, FSP Lyberty Way Limited Partnership, FSP Hillview Center Limited Partnership, FSP Silverside Plantation Limited Partnership, FSP Telecom Business Center Limited Partnership, other Borrowers which may become parties to the Agreement (individually and collectively the "Borrower") and Citizens Bank of Massachusetts (the "Lender"). Capitalized terms used but not defined herein shall have the meanings attributed thereto in the Agreement, unless otherwise noted herein.

      1. The definition of Collateral is hereby amended by inserting at the end of the definition the following:

      "(except for the Additional Properties, which are not intended to be Collateral or the subject of any Security Documents hereunder)."

      2. Schedule A of the Loan Agreement is hereby amended by adding the following in alphabetical order thereto:

      "Additional Properties. Collectively, the following properties: 678-686 Hillview Drive, Milpitas, California; 81 Blue Ravine, Folsom, California; 18000 W. Nine Mile Road, Southfield, Michigan; 11211 Taylor Draper Lane, Austin, Texas; 7130-7150 Columbia Gateway Drive, Columbia, Maryland; 10 Lyberty Way, Westford, Massachusetts; 8730 Bollman Place, Savage (Jessup), Maryland."

      3. The definition of the Loan Amount is hereby amended by deleting the current definition and replacing it with:

      "An amount equal to Fifty Million ($50,000,000.00) Dollars."

      4. The definition of Maturity Date is hereby amended by deleting the reference to February 23, 2001 and replacing it with:

      "February 23, 2003."

      5. The definition of Project is hereby deleted in its entirety and replaced with the following:

      "Project. Collectively, the Additional Properties plus the following properties: Essex House, 3919 Essex Lane, Houston, Texas; 3231 Allen Parkway, Houston, Texas; Weslayan Oaks Apartments, 4041 Law Street, Houston, Texas; 7250 Perkins Road, Baton Rouge, Louisiana; 451 Andover Street, North Andover, Massachusetts; 1515 Mockingbird Lane, Charlotte, North Carolina; 33 and 37 Villa Road, Greenville, South Carolina; 4995 Patrick Henry Drive, Santa Clara, California; 5751-5771 Copley Drive, San Diego, California; One Technology Drive, Peabody, Massachusetts, and other properties as may be supplemented as provided herein."

      6. The first sentence of Section 4(b) is hereby deleted in its entirety and replaced with the following:

      "On the earlier of (i) each anniversary date of the Closing Date, or (ii) the Termination Date, the Borrower shall pay the Lender an annual fee of $125,000.00 (first such payment due on February 23, 2002), or a pro rated amount if the Loan is paid in full prior to the next anniversary date of the Closing Date."

      7. The reference to 1.25% in Section 4(d) is hereby deleted and replaced with 1.35%.

      8. The reference in Section 1.3 to "Thirty Five Million ($35,000,000.00) Dollars, subject, however, to decrease as provided in Section 2.1(b)" shall be deleted and replaced with "Fifty Million ($50,000,000.00) Dollars."

      9. Section 10.8 (a) of the Loan Agreement is deleted in its entirety and replaced with the following:

      "(a) Loan to Value. (i) The ratio ("Loan to Value Ratio") obtained by dividing the outstanding principal balance of the Loan by the Value of the Project, expressed as a percentage, shall not be greater than forty (40%) percent. This covenant shall be tested at the end of each fiscal quarter of the Borrower. In testing compliance with this covenant the Value of the Project attributed to any one property may not exceed twenty five (25%) percent of the aggregate Value of the Project for all properties.

      (ii) The Loan to Value Ratio (excluding the value of the Additional Properties from such calculation) shall not be greater than fifty-five (55%) percent. This covenant shall be tested at the end of each fiscal quarter of the Borrower."

      10. Section 10.8(f) of the Loan Agreement is hereby amended by deleting the reference of One Hundred and Five Million ($105,000,000.00) Dollars and replacing it instead with One Hundred and Forty Million ($140,000,000.00) Dollars.

      11. Any and all Loan Documents not specifically amended shall be deemed amended to replace the reference to Thirty Five Million ($35,000,000.00) Dollars to Fifty Million ($50,000,000.00) Dollars as provided herein.

      12. Any and all references to the Note shall mean the Second Amended and Restated Master Promissory in the principal face amount of the Loan Amount dated as of the date hereof, made by the Borrower to the order of the Lender, as such Promissory Note may hereafter be extended, renewed, replaced, substituted, restated, or modified with the prior written consent of the Borrower and Lender.

      13. The Borrower acknowledges and agrees that the Borrower and the Lender are, contemporaneously herewith, revising the existing Security Documents that are presently being held in escrow by the Lender to reflect the increased Loan Amount as provided in this First Amendment, which revised Security Documents shall continue to be dated as of February 23, 1999 and shall include the Obligations as amended by the Second Amendment. The Borrower shall as soon as possible, but in any event before March 14, 2001, provide the Lender with satisfactory title update letters for the Project properties located in the Commonwealth of Massachusetts indicating no intervening liens on such properties since the issuance of the owners title insurance policies furnished to the Lender by the Borrower.

      14. The Borrower shall pay the Lender an additional commitment fee of Twenty Five Thousand ($25,000.00) Dollars, which fee shall be deemed fully earned as of the date hereof.

      15. Except as specifically amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect as originally constituted and the Borrower confirms and ratifies all representations, warranties and covenants contained therein.

      16. The Borrower represents and warrants that no event has occurred or failed to occur which constitutes, or which solely with the passage of time or the giving of notice (or both) would constitute an Event of Default. The Borrower confirms that as of the date hereof it does not have any offsets, defenses, claims or counterclaims arising out of the Loan Documents and that to the extent the Borrower has any offsets, defenses, claims or counterclaims the Borrower hereby WAIVES and RENOUNCES such offsets, defenses, claims or counterclaims.

      17. This Second Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

      18. This Second Amendment may be executed in counterparts each of which shall constitute one single executed document.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the date first above written.

                                           FRANKLIN STREET PARTNERS
                                           LIMITED PARTNERSHIP

                                           By:      FSP General Partner LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP WESLAYAN OAKS LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           ESSEX LANE ASSOCIATES LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP APARTMENT PROPERTIES
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: George J. Carter
                                                    Its:  President

                                           FSP PARK SENECA LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP SANTA CLARA LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP PIEDMONT CENTER LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name: George J. Carter
                                                    Its:  President

                                           ONE TECHNOLOGY DRIVE LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP NORTH ANDOVER OFFICE PARK
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP SOUTHFIELD CENTRE LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP BLUE RAVINE LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP BOLLMAN PLACE LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP AUSTIN N.W. LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP GATEWAY CROSSING LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP LYBERTY WAY LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP HILLVIEW CENTER LIMITED
                                           PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP SILVERSIDE PLANTATION
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           FSP TELECOM BUSINESS CENTER
                                           LIMITED PARTNERSHIP

                                           By:      FSP Holdings LLC,
                                                    its general partner

                                                    By: /s/ George J. Carter
                                                       ---------------------
                                                    Name:  George J. Carter
                                                    Its:  President

                                           CITIZENS BANK OF MASSACHUSETTS

                                           By: /s/ Daniel R. Ouellette
                                              ------------------------
                                           Name:  Daniel R. Ouellette
                                           Title:  Senior Vice President

      The undersigned Guarantor of the Obligation joins in the execution of this Second Amendment and expressly acknowledges and confirms that although not necessary to bind such person, such person consents to the above Second Amendment and acknowledges that Obligations as amended herein shall be guaranteed under their Guaranty.

Witness:                                   FSP HOLDINGS LLC,
                                           a Delaware limited lability company

                                           By: /s/ George J. Carter
----------------------------                  ---------------------
                                           Name:  George J. Carter
                                           Its:  President